Exhibit 99.1

                                  $709,660,000
                                Approximate(1)(4)
                              FFMLT Trust 2005-FF11
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

                                                                                     Estimated
                    Approximate Principal       Expected            Initial          Avg. Life      Principal Payment    S&P/Moody's
    Certificates        Balance(1) (4)       Credit Support   Pass-Through Rate(5)   (yrs)(2)         Window(2)(3)         Ratings
    ------------        --------------       --------------   --------------------   --------         ------------         -------
A-1 (6)                      $239,941,000           19.65%      LIBOR + [__]%            2.63       12/05 - 03/13        AAA / Aaa
A-2A (6)                     $162,094,000           19.65%      LIBOR + [__]%            0.95       12/05 - 07/07        AAA / Aaa
A-2B (6)                      $64,706,000           19.65%      LIBOR + [__]%            2.09       07/07 - 05/08        AAA / Aaa
A-2C (6)                      $62,608,000           19.65%      LIBOR + [__]%            3.25       05/08 - 04/10        AAA / Aaa
A-2D (6)                      $71,506,000           19.65%      LIBOR + [__]%            6.30       04/10 - 03/13        AAA / Aaa
M-1                           $45,990,000           13.50%      LIBOR + [__]%            5.03       02/09 - 03/13        AA+ / Aa2
M-2                           $15,330,000           11.45%      LIBOR + [__]%            5.00       02/09 - 03/13        AA+ / Aa3
M-3                           $21,686,000            8.55%      LIBOR + [__]%            4.99       01/09 - 03/13         AA / A2
M-4                            $9,347,000            7.30%      LIBOR + [__]%            4.98       01/09 - 03/13        AA- / A3
M-5                            $9,722,000            6.00%      LIBOR + [__]%            4.98       01/09 - 03/13        A+ / Baa1
M-6                            $6,730,000            5.10%      LIBOR + [__]%            4.97       12/08 - 03/13        A / Baa2
Total                        $709,660,000


Non-Offered Certificates
------------------------

                                                                                     Estimated
                    Approximate Principal       Expected            Initial          Avg. Life      Principal Payment    S&P/Moody's
    Certificates        Balance(1) (4)       Credit Support   Pass-Through Rate(5)   (yrs)(2)         Window(2)(3)         Ratings
    ------------        --------------       --------------   --------------------   --------         ------------         -------
B-1                            $5,234,000            4.40%      LIBOR + [__]%             N/A                 N/A                N/A
B-2                            $4,861,000            3.75%      LIBOR + [__]%             N/A                 N/A                N/A
B-3                           $ 7,478,000            2.75%      LIBOR + [__]%             N/A                 N/A                N/A

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 8% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.

(3) The last scheduled distribution date for the certificates is the Distribution Date in November 2035.

(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.

(6)   Structure of the AAA rated certificates subject to change.

Selected Mortgage Pool Data(7)
------------------------------

                                                       Adjustable Rate          Fixed Rate            Aggregate
                                                       ---------------          ----------            ---------
Scheduled Principal Balance:                                    $646,835,085        $106,532,361           $753,367,447
Number of Mortgage Loans:                                              3,707                 789                  4,496
Average Scheduled Principal Balance:                                $174,490            $135,022               $167,564
Weighted Average Gross Coupon:                                        6.531%              6.768%                 6.564%
Weighted Average Net Coupon:(8)                                       6.021%              6.258%                 6.054%
Weighted Average Current FICO Score:                                     655                 671                    657
Weighted Average Original LTV Ratio:                                  79.32%              77.38%                 79.04%
Weighted Average Stated Remaining Term (months):                         359                 352                    357
Weighted Average Seasoning(months):                                        1                   1                      1
Weighted Average Months to Roll: (9)                                      27                 N/A                     27
Weighted Average Gross Margin:(9)                                      5.41%                 N/A                  5.41%
Weighted Average Initial Rate Cap:(9)                                  3.00%                 N/A                  3.00%
Weighted Average Periodic Rate Cap:(9)                                 1.00%                 N/A                  1.00%
Weighted Average Gross Maximum Lifetime Rate:(9)                      12.53%                 N/A                 12.53%

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by First Franklin Financial Corporation, a division of National City Bank of Indiana ("First Franklin").

o Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 2.75%, and excess spread.

o The Mortgage Loans will be serviced by National City Home Loan Services, Inc. ("National City"). National City's residential primary servicer ratings for subprime loans are: Above Average (S&P), SQ2+ (Moody's) and RPS2- (Fitch).

o First Franklin will represent, as of the date that they sold the Mortgage Loans to Goldman Sachs Mortgage Company, that each of the Mortgage Loans is secured by a property undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the mortgaged property as security for the Mortgage Loan or the use for which the premises were intended and each mortgaged property is in good repair. Goldman Sachs Mortgage Company will represent, to their knowledge, that nothing has occurred or failed to occur from and after the date they bought the Mortgage Loans from First Franklin to the securitization closing date that would cause certain of the representations and warranties relating to the Mortgage Loans to be incorrect in any material respect.

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless as otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSFFML05FF11" and on Bloomberg as "FFML 05-FF11".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $712,371,000. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.7525% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:        November 22, 2005

Cut-off Date:                 November 1, 2005

Statistical Calculation
Date:                         October 1, 2005

Expected Pricing Date:        On or before October 28, 2005

First Distribution Date:      December 26, 2005

Key Terms

Offered Certificates:         Class A and Class M Certificates

Non-Offered
Certificates:                 Class B Certificates

Class A-2 Certificates:       Class A-2A, Class A-2B, Class A-2C and Class A-2D
                              Certificates

Class A Certificates:         Class A-1 and Class A-2 Certificates

Class M Certificates:         Class M-1, Class M-2, Class M-3, Class M-4, Class
                              M-5 and Class M-6 Certificates

Class B Certificates:         Class B-1, Class B-2 and Class B-3 Certificates

Class R Certificates:         Class R-1, Class R-2 and Class R-3 Certificates

LIBOR Certificates:           Class A, Class M and Class B Certificates

Depositor:                    GS Mortgage Securities Corp.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Lead Manager:                 Goldman, Sachs & Co.

Servicer:                     National City

Trustee:                      Deutsche Bank National Trust Company

Custodian:                    Deutsche Bank National Trust Company

Swap Provider:                TBD

Servicing Fee Rate:           50 bps

Trustee Fee Rate:             No more than 1 bp

Expense Fee Rate :            The Servicing Fee Rate and the Trustee Fee Rate

Distribution Date:            25th day of the month or the following business
                              day

Record Date:                  For any Distribution Date, the last business day
                              of the Interest Accrual Period

Delay Days:                   0 day delay on all Certificates

Prepayment Period:            The calendar month prior to the Distribution Date

Due Period:                   The period commencing on the second day of the
                              calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                              Date occurs.

Day Count:                    Actual/360 basis

Interest Accrual Period:      The prior Distribution Date to the day prior to
                              the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment
Assumption:                   Adjustable rate mortgage loans: CPR starting at 5%
                              CPR in the first month of the mortgage loan (i.e.
                              loan age) and increasing to 28% CPR in month 12
                              (an approximate 2.091% increase per month), and remaining at 28% CPR thereafter.

                              Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:               The trust will consist of sub-prime, fixed rate
                              and adjustable rate, first lien residential mortgage loans.

Group I Mortgage Loans:       Approximately $300,873,008 of Mortgage Loans with
                              original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by either Fannie Mae or Freddie Mac.

Group II Mortgage Loans:      Approximately $452,494,438 of Mortgage Loans with
                              original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by either Fannie Mae or Freddie
                              Mac.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 8% CPR:

                              Initial Gross WAC(1):                      6.5644%
                                 Less Expense Fee Rate:                  0.5100%
                                                                         ------
                              Net WAC(1):                                6.0544%
                                 Less Initial Swap Outflow(2) :          0.5268%
                                 Less Initial LIBOR Certificate
                                   Coupon (Approx.)(2):                  4.3610%
                                                                         ------
                              Initial Excess Spread(1)(3):               1.1666%

                              (1) This amount will vary on each Distribution Date based on changes to the weighted average of the interest rates on the Mortgage Loans as well as any changes in day count.

                              (2) Assumes 1-month LIBOR equal to 4.1670% and a 30-day month. This amount will vary on each Distribution Date based on changes to the weighted average of the pass-through rates on the LIBOR Certificates as well as any changes in day count.

                              (3) Using initial marketing spreads and a swap rate of 4.72%.

Servicer Advancing:           Yes, as to principal and interest, subject to
                              recoverability.

Optional Clean-up Call:       The transaction has a 10% optional clean-up call.

Rating Agencies:              Standard & Poor's Ratings Services, a division of
                              The McGraw-Hill Companies, Inc. and Moody's
                              Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:         $25,000 with regard to each of the Offered
                              Certificates

Legal Investment:             It is anticipated that the Class A Certificates
                              and the Class M-1, Class M-2 and Class M-3
                              Certificates will be SMMEA eligible.

ERISA Eligible:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:                All Offered Certificates represent REMIC regular
                              interests and, to a limited extent, interests in certain notional principal contract payments including basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract. The
                              Class R Certificates will represent the beneficial ownership of the residual interests in any REMICs.
                              The tax advice contained in this term sheet is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This advice is written to support the promotion or marketing of the transactions or matters addressed in this term sheet. You should seek advice based on your particular circumstances from an independent tax advisor.

Prospectus:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates." Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass Through-Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.75% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 5.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in December 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 39.30%.

 Class    Initial Subordination Percentage(1)    Stepdown Date Percentage
 -----    -----------------------------------    ------------------------
   A                    19.65%                            39.30%
  M-1                   13.50%                            27.00%
  M-2                   11.45%                            22.90%
  M-3                    8.55%                            17.10%
  M-4                    7.30%                            14.60%
  M-5                    6.00%                            12.00%
  M-6                    5.10%                            10.20%
  B-1                    4.40%                             8.80%
  B-2                    3.75%                             7.50%
  B-3                    2.75%                             5.50%

      (1) Includes initial overcollateralization percentage.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 38.00% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

      Distribution Dates               Cumulative Realized Loss Percentage

December 2007 - November 2008    1.00% for the first month, plus an additional
                                 1/12th of 1.25% for each month thereafter

December 2008 - November 2009    2.25% for the first month, plus an additional
                                 1/12th of 1.30% for each month thereafter

December 2009 - November 2010    3.55% for the first month, plus an additional
                                 1/12th of 1.05% for each month thereafter

December 2010 - November 2011    4.60% for the first month, plus an additional
                                 1/12th of 0.55% for each month thereafter

December 2011 and thereafter     5.15%

Step-up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, net swap payments and certain swap termination payments owed to the swap provider.

Principal Remittance Amount. On any Distribution Date, the sum of:

      (1) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related servicer remittance date,

      (2) the principal portion of all partial and full prepayments received during the related Prepayment Period,

      (3) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (4) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date for the current Distribution Date,

      (5) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (6) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 60.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 73.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 77.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 82.90% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 85.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 88.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 89.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 91.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 92.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 94.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the swap provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates. On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (b) concurrently, to the Class R Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (c)   concurrently,

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (c)(1) and (c)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(c) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection
                  (i)(c), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (c)(1) or (c)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates, until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates, until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs
            (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such classes, and

(v)   to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the swap provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-3 Certificates, fourth to the Class B-2 Certificates, fifth to the Class B-1 Certificates, sixth to the Class M-6 Certificates, seventh to the Class M-5 Certificates, eighth to the Class M-4 Certificates, ninth to the Class M-3 Certificates, tenth to the Class M-2 Certificates and eleventh to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the last scheduled Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)

Product                       No Penalty    1-12 Months  13-24 Months  25-36 Months  37-48 Months  49-60 Months   Total
-------                       ----------    -----------  ------------  ------------  ------------  ------------   -----
1 YR ARM                        $1,999,759     $383,636      $527,466            $0            $0            $0     $2,910,861
15 YR FIXED                        978,613      164,160             0     2,648,488             0             0      3,791,261
2 YR ARM                        37,269,642   10,888,638   145,582,553    15,013,534             0             0    208,754,368
2 YR ARM IO                     20,605,166   18,260,694   187,173,175    28,554,987             0             0    254,594,022
3 YR ARM                        41,021,380    1,071,753     1,340,081    29,124,328             0             0     72,557,542
3 YR ARM IO                     33,428,449    1,756,272       996,000    62,325,128             0             0     98,505,849
30 YR FIXED                     23,708,931    2,979,780     1,355,414    74,513,536             0             0    102,557,661
30 YR FIXED IO                      99,500            0             0             0             0             0         99,500
5 YR ARM                         1,828,830      232,791       129,899     7,165,886             0             0      9,357,407
6 MO ARM                                 0            0       155,038             0             0             0        155,038
FIXED 15/30 BLN                          0            0             0        83,939             0             0         83,939
Total:                        $160,940,271  $35,737,724  $337,259,625  $219,429,827            $0            $0   $753,367,447


Product          No Penalty   1-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months
-------          ----------   -----------   ------------   ------------   ------------   ------------
1 YR ARM              0.27%         0.05%          0.07%          0.00%          0.00%          0.00%
15 YR FIXED           0.13%         0.02%          0.00%          0.35%          0.00%          0.00%
2 YR ARM              4.95%         1.45%         19.32%          1.99%          0.00%          0.00%
2 YR ARM IO           2.74%         2.42%         24.84%          3.79%          0.00%          0.00%
3 YR ARM              5.45%         0.14%          0.18%          3.87%          0.00%          0.00%
3 YR ARM IO           4.44%         0.23%          0.13%          8.27%          0.00%          0.00%
30 YR FIXED           3.15%         0.40%          0.18%          9.89%          0.00%          0.00%
30 YR FIXED IO        0.01%         0.00%          0.00%          0.00%          0.00%          0.00%
5 YR ARM              0.24%         0.03%          0.02%          0.95%          0.00%          0.00%
6 MO ARM              0.00%         0.00%          0.02%          0.00%          0.00%          0.00%
FIXED 15/30 BLN       0.00%         0.00%          0.00%          0.01%          0.00%          0.00%
Total:               21.36%         4.74%         44.77%         29.13%          0.00%          0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Offered Subordinate Certificates
------------------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month Forward LIBOR curves as of October 25, 2005 are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

o     Assumes bonds pay on 25th of month

o     Triggers failing immediately

o     Using initial marketing spreads and a swap rate of 4.7200%

                                             First Dollar of Loss               LIBOR Flat                    0% Return
--------------------------------------------------------------------------------------------------------------------------------
Class M-1          CDR (%)                                      21.24                        21.53                         23.60
                   Yield (%)                                   5.2031                       4.7609                        0.0126
                   WAL                                           4.51                         4.42                          4.14
                   Modified Duration                            3.982                        3.923                          3.86
                   Principal Window                     May10 - May10                Apr10 - Apr10                 Feb10 - Feb10
                   Principal Writedown              37,730.83 (0.08%)         1,022,372.64 (2.22%)         9,937,801.71 (21.61%)
                   Total Collat Loss          123,518,334.10 (16.52%)      124,112,496.95 (16.60%)       131,559,246.90 (17.59%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-2          CDR (%)                                      18.05                        18.12                         18.80
                   Yield (%)                                   5.1987                       4.7335                        0.0426
                   WAL                                           4.76                         4.76                           4.6
                   Modified Duration                            4.175                         4.18                         4.172
                   Principal Window                     Aug10 - Aug10                Aug10 - Aug10                 Jul10 - Jul10
                   Principal Writedown              48,605.68 (0.32%)           425,862.89 (2.78%)         3,689,717.79 (24.07%)
                   Total Collat Loss          110,588,091.99 (14.79%)      110,926,643.88 (14.83%)       113,584,904.72 (15.19%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-3          CDR (%)                                      14.02                        14.15                         15.01
                   Yield (%)                                   5.3985                       4.7708                        0.0482
                   WAL                                           5.18                         5.17                          4.89
                   Modified Duration                            4.473                         4.48                         4.471
                   Principal Window                     Jan11 - Jan11                Jan11 - Jan11                 Dec10 - Dec10
                   Principal Writedown              45,026.05 (0.21%)           832,750.97 (3.84%)         5,738,190.01 (26.46%)
                   Total Collat Loss           92,510,111.29 (12.37%)       93,213,948.56 (12.47%)        97,343,505.14 (13.02%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-4          CDR (%)                                      12.43                        12.49                         12.87
                   Yield (%)                                   5.4373                       4.7706                        0.0647
                   WAL                                           5.43                         5.42                          5.19
                   Modified Duration                            4.649                         4.66                         4.641
                   Principal Window                     Apr11 - Apr11                Apr11 - Apr11                 Mar11 - Mar11
                   Principal Writedown              31,681.14 (0.34%)           412,517.23 (4.41%)         2,645,688.46 (28.31%)
                   Total Collat Loss           84,908,627.71 (11.35%)       85,250,406.50 (11.40%)        87,008,012.96 (11.64%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-5          CDR (%)                                      10.89                        11.00                         11.36
                   Yield (%)                                   5.9257                       4.7278                        0.1417
                   WAL                                           5.59                         5.58                          5.27
                   Modified Duration                            4.707                        4.717                          4.70
                   Principal Window                     Jun11 - Jun11                Jun11 - Jun11                 May11 - May11
                   Principal Writedown               6,202.49 (0.06%)           735,733.68 (7.57%)         2,982,576.92 (30.68%)
                   Total Collat Loss           76,630,686.04 (10.25%)       77,287,874.35 (10.34%)        79,076,006.68 (10.57%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-6          CDR (%)                                       9.87                         9.96                         10.20
                   Yield (%)                                   6.0094                       4.7824                        0.1059
                   WAL                                           5.76                         5.65                          5.41
                   Modified Duration                            4.796                         4.75                         4.782
                   Principal Window                     Aug11 - Aug11                Jul11 - Jul11                 Jul11 - Jul11
                   Principal Writedown              59,143.04 (0.88%)           580,404.22 (8.62%)         2,205,863.92 (32.78%)
                   Total Collat Loss            71,054,587.81 (9.50%)        71,306,069.20 (9.54%)         72,780,049.56 (9.73%)


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity

The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised

                               50 PPA     75 PPA     100 PPA     125 PPA     150 PPA     175 PPA
------------------------------------------------------------------------------------------------
Class A-1   WAL                  5.47       3.79        2.85        2.20        1.68        1.27
            First Prin Pay          1          1           1           1           1           1
            Last Prin Pay         323        254         194         152         123          34
Class A-2A  WAL                  1.67       1.19        0.95        0.80        0.70        0.63
            First Prin Pay          1          1           1           1           1           1
            Last Prin Pay          39         27          20          17          14          13
Class A-2B  WAL                  4.06       2.75        2.09        1.69        1.43        1.24
            First Prin Pay         39         27          20          17          14          13
            Last Prin Pay          60         40          30          24          20          17
Class A-2C  WAL                  6.73       4.53        3.25        2.37        1.96        1.67
            First Prin Pay         60         40          30          24          20          17
            Last Prin Pay         107         72          53          33          27          23
Class A-2D  WAL                 14.32       9.88        7.34        5.51        3.73        2.34
            First Prin Pay        107         72          53          33          27          23
            Last Prin Pay         324        253         192         150         119          34
Class M-1   WAL                 10.63       7.28        5.55        4.84        4.94        5.51
            First Prin Pay         58         39          39          43          48          50
            Last Prin Pay         292        215         162         127         102         101
Class M-2   WAL                 10.59       7.24        5.49        4.66        4.40        4.18
            First Prin Pay         58         39          39          42          45          45
            Last Prin Pay         275        198         149         116          94          77
Class M-3   WAL                 10.54       7.21        5.45        4.57        4.21        3.89
            First Prin Pay         58         39          38          40          42          41
            Last Prin Pay         267        191         143         112          90          74
Class M-4   WAL                 10.49       7.16        5.40        4.51        4.07        3.70
            First Prin Pay         58         39          38          39          41          40
            Last Prin Pay         251        178         132         104          84          69
Class M-5   WAL                 10.43       7.11        5.36        4.45        4.00        3.60
            First Prin Pay         58         39          38          39          40          38
            Last Prin Pay         242        170         127          99          80          66
Class M-6   WAL                 10.35       7.05        5.31        4.40        3.93        3.52
            First Prin Pay         58         39          37          38          40          38
            Last Prin Pay         231        161         120          94          76          62

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised on the first possible date

                                  50 PPA     75 PPA     100 PPA     125 PPA     150 PPA     175 PPA
------------------------------------------------------------------------------------------------
Class A-1      WAL                  5.13       3.51        2.63        2.02        1.55        1.27
               First Prin Pay          1          1           1           1           1           1
               Last Prin Pay         175        119          88          69          56          34
Class A-2A     WAL                  1.67       1.19        0.95        0.80        0.70        0.63
               First Prin Pay          1          1           1           1           1           1
               Last Prin Pay          39         27          20          17          14          13
Class A-2B     WAL                  4.06       2.75        2.09        1.69        1.43        1.24
               First Prin Pay         39         27          20          17          14          13
               Last Prin Pay          60         40          30          24          20          17
Class A-2C     WAL                  6.73       4.53        3.25        2.37        1.96        1.67
               First Prin Pay         60         40          30          24          20          17
               Last Prin Pay         107         72          53          33          27          23
Class A-2D     WAL                 12.57       8.51        6.30        4.72        3.15        2.34
               First Prin Pay        107         72          53          33          27          23
               Last Prin Pay         175        119          88          69          56          34
Class M-1      WAL                  9.76       6.61        5.03        4.44        4.51        3.84
               First Prin Pay         58         39          39          43          48          46
               Last Prin Pay         175        119          88          69          56          46
Class M-2      WAL                  9.76       6.61        5.00        4.29        4.10        3.84
               First Prin Pay         58         39          39          42          45          45
               Last Prin Pay         175        119          88          69          56          46
Class M-3      WAL                  9.76       6.61        4.99        4.22        3.93        3.65
               First Prin Pay         58         39          38          40          42          41
               Last Prin Pay         175        119          88          69          56          46
Class M-4      WAL                  9.76       6.61        4.98        4.19        3.82        3.49
               First Prin Pay         58         39          38          39          41          40
               Last Prin Pay         175        119          88          69          56          46
Class M-5      WAL                  9.76       6.61        4.98        4.16        3.76        3.40
               First Prin Pay         58         39          38          39          40          38
               Last Prin Pay         175        119          88          69          56          46
Class M-6      WAL                  9.76       6.61        4.97        4.15        3.73        3.35
               First Prin Pay         58         39          37          38          40          38
               Last Prin Pay         175        119          88          69          56          46


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close of business on October 25, 2005, (ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table. The information in the following table has been prepared using initial marketing spreads and a swap rate of 4.7200%.

                             Excess Spread              Distribution    Excess Spread               Distribution     Excess Spread
Period  Distribution Date         (%)        Period         Date             (%)          Period         Date             (%)
------  -----------------    -------------   ------     ------------    -------------     ------    ------------     -------------
   1              Dec-05         0.7247         49          Dec-09          4.1476           97         Dec-13           3.8056
   2              Jan-06         1.1717         50          Jan-10          3.9808           98         Jan-14           3.6279
   3              Feb-06         1.1759         51          Feb-10          3.9742           99         Feb-14           3.6366
   4              Mar-06         1.2185         52          Mar-10          4.4464          100         Mar-14           4.1983
   5              Apr-06         1.1677         53          Apr-10          3.9824          101         Apr-14           3.6839
   6              May-06         1.1806         54          May-10          4.1363          102         May-14           3.8781
   7              Jun-06         1.1586         55          Jun-10          3.9703          103         Jun-14           3.7057
   8              Jul-06         1.1798         56          Jul-10          4.1264          104         Jul-14           3.9010
   9              Aug-06         1.1509         57          Aug-10          3.9598          105         Aug-14           3.7297
   10             Sep-06         1.1466         58          Sep-10          3.9550          106         Sep-14           3.7459
   11             Oct-06         1.1841         59          Oct-10          4.1608          107         Oct-14           3.9639
   12             Nov-06         1.1441         60          Nov-10          3.9956          108         Nov-14           3.7968
   13             Dec-06         1.1842         61          Dec-10          4.1439          109         Dec-14           3.9925
   14             Jan-07         1.1324         62          Jan-11          3.9678          110         Jan-15           3.8260
   15             Feb-07         1.1387         63          Feb-11          3.9630          111         Feb-15           3.8395
   16             Mar-07         1.2957         64          Mar-11          4.4709          112         Mar-15           4.3886
   17             Apr-07         1.1406         65          Apr-11          3.9799          113         Apr-15           3.8942
   18             May-07         1.1985         66          May-11          4.1469          114         May-15           4.0856
   19             Jun-07         1.1370         67          Jun-11          3.9692          115         Jun-15           3.9260
   20             Jul-07         1.1999         68          Jul-11          4.1327          116         Jul-15           4.1165
   21             Aug-07         1.1322         69          Aug-11          3.9556          117         Aug-15           3.9552
   22             Sep-07         1.1280         70          Sep-11          3.9479          118         Sep-15           3.9730
   23             Oct-07         2.9949         71          Oct-11          4.1369          119         Oct-15           4.1869
   24             Nov-07         2.8628         72          Nov-11          3.9584          120         Nov-15           4.0304
   25             Dec-07         2.9821         73          Dec-11          4.1255
   26             Jan-08         2.8447         74          Jan-12          3.9468
   27             Feb-08         2.8333         75          Feb-12          3.9409
   28             Mar-08         3.0861         76          Mar-12          4.2797
   29             Apr-08         3.2347         77          Apr-12          3.9544
   30             May-08         3.3598         78          May-12          4.1202
   31             Jun-08         3.2196         79          Jun-12          3.9388
   32             Jul-08         3.3502         80          Jul-12          4.1059
   33             Aug-08         3.2104         81          Aug-12          3.9231
   34             Sep-08         3.2085         82          Sep-12          3.9143
   35             Oct-08         4.0253         83          Oct-12          4.1121
   36             Nov-08         3.8695         84          Nov-12          3.9286
   37             Dec-08         4.0173         85          Dec-12          4.0949
   38             Jan-09         3.8160         86          Jan-13          3.9119
   39             Feb-09         3.8193         87          Feb-13          3.9031
   40             Mar-09         4.2824         88          Mar-13          4.4203
   41             Apr-09         4.0177         89          Apr-13          3.5844
   42             May-09         4.1685         90          May-13          3.7623
   43             Jun-09         4.0083         91          Jun-13          3.5676
   44             Jul-09         4.1576         92          Jul-13          3.7479
   45             Aug-09         3.9928         93          Aug-13          3.5611
   46             Sep-09         3.9874         94          Sep-13          3.5685
   47             Oct-09         4.1624         95          Oct-13          3.7912
   48             Nov-09         3.9974         96          Nov-13          3.6120


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I Cap and Loan Group II Cap. The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table. The information in the following table has been prepared using initial marketing spreads and a swap rate of 4.7200%.

                Distribution                       Loan Group I    Loan Group II
   Period           Date           WAC Cap (%)        Cap (%)         Cap (%)
   ------      -------------       -----------     ------------    -------------
      1            Dec-05           20.0601          20.1128         20.0250
      2            Jan-06           20.4542          20.5104         20.4169
      3            Feb-06           20.3211          20.3773         20.2837
      4            Mar-06           20.3340          20.3962         20.2925
      5            Apr-06           19.9690          20.0251         19.9317
      6            May-06           19.8055          19.8636         19.7670
      7            Jun-06           19.4935          19.5497         19.4561
      8            Jul-06           19.2700          19.3282         19.2314
      9            Aug-06           18.8848          18.9412         18.8474
      10           Sep-06           18.5276          18.5839         18.4901
      11           Oct-06           18.2155          18.2710         18.1786
      12           Nov-06           17.7566          17.8104         17.7209
      13           Dec-06           17.4635          17.5191         17.4265
      14           Jan-07           17.0155          17.0694         16.9797
      15           Feb-07           16.6582          16.7122         16.6223
      16           Mar-07           16.6068          16.6666         16.5671
      17           Apr-07           15.9727          16.0253         15.9377
      18           May-07           15.7393          15.7938         15.7031
      19           Jun-07           15.3150          15.3677         15.2799
      20           Jul-07           15.1031          15.1576         15.0668
      21           Aug-07           14.6870          14.7398         14.6518
      22           Sep-07           14.3834          14.4363         14.3482
      23           Oct-07           11.5981          11.5210         11.6494
      24           Nov-07           11.2860          11.2113         11.3358
      25           Dec-07           11.4140          11.3366         11.4656
      26           Jan-08           11.1049          11.0298         11.1550
      27           Feb-08           11.0178          10.9425         11.0680
      28           Mar-08           11.3926          11.3119         11.4464
      29           Apr-08           11.4420          11.3224         11.5218
      30           May-08           11.6045          11.4806         11.6871
      31           Jun-08           11.2822          11.1620         11.3623
      32           Jul-08           11.4501          11.3257         11.5331
      33           Aug-08           11.1303          11.0097         11.2108
      34           Sep-08           11.0572          10.9364         11.1379
      35           Oct-08           11.0608          10.8788         11.1823
      36           Nov-08           10.7305          10.5539         10.8484
      37           Dec-08           11.0063          10.8234         11.1284
      38           Jan-09           10.6765          10.4992         10.7950
      39           Feb-09           10.6503          10.4726         10.7691
      40           Mar-09           11.6003          11.4031         11.7321
      41           Apr-09           11.3990          11.1734         11.5499
      42           May-09           11.7043          11.4707         11.8606
      43           Jun-09           11.3490          11.1224         11.5006
      44           Jul-09           11.6555          11.4209         11.8125
      45           Aug-09           11.3009          11.0733         11.4531
      46           Sep-09           11.2774          11.0494         11.4300
      47           Oct-09           11.8072          11.5671         11.9680
      48           Nov-09           11.4461          11.2132         11.6021
      49           Dec-09           11.7624          11.5212         11.9239
      50           Jan-10           11.4019          11.1680         11.5586
      51           Feb-10           11.3803          11.1459         11.5374
      52           Mar-10           12.4486          12.1886         12.6229
      53           Apr-10           11.5522          11.3127         11.7126
      54           May-10           11.8779          11.6299         12.0441
      55           Jun-10           11.5115          11.2710         11.6727
      56           Jul-10           11.8381          11.5891         12.0051
      57           Aug-10           11.4722          11.2307         11.6342
      58           Sep-10           11.4530          11.2110         11.6154
      59           Oct-10           11.7779          11.5325         11.9426
      60           Nov-10           11.4123          11.1743         11.5721
      61           Dec-10           11.0202          10.7737         11.1857
      62           Jan-11           10.6620          10.4229         10.8226
      63           Feb-11           10.6592          10.4196         10.8203
      64           Mar-11           11.7983          11.5324         11.9770
      65           Apr-11           10.6649          10.4258         10.8256
      66           May-11           11.0175          10.7699         11.1840
      67           Jun-11           10.6594          10.4192         10.8209
      68           Jul-11           11.0118          10.7631         11.1792
      69           Aug-11           10.6539          10.4127         10.8162
      70           Sep-11           10.6511          10.4094         10.8138
      71           Oct-11           11.0147          10.7660         11.1821
      72           Nov-11           10.6566          10.4154         10.8190
      73           Dec-11           11.0090          10.7592         11.1772
      74           Jan-12           10.6511          10.4088         10.8143
      75           Feb-12           10.6483          10.4055         10.8119
      76           Mar-12           11.3797          11.1196         11.5550
      77           Apr-12           10.6537          10.4115         10.8170
      78           May-12           11.0059          10.7552         11.1751
      79           Jun-12           10.6481          10.4049         10.8123
      80           Jul-12           11.0002          10.7483         11.1702
      81           Aug-12           10.6425          10.3983         10.8075
      82           Sep-12           10.6397          10.3950         10.8051
      83           Oct-12           10.9915          10.7381         11.1627
      84           Nov-12           10.6341          10.3884         10.8002
      85           Dec-12           10.9857          10.7312         11.1578
      86           Jan-13           10.6285          10.3817         10.7954
      87           Feb-13           10.6257          10.3784         10.7930
      88           Mar-13           11.7611          11.4867         11.9467
      89           Apr-13           10.6201          10.3718         10.7882
      90           May-13           10.9712          10.7141         11.1453
      91           Jun-13           10.6145          10.3652         10.7833
      92           Jul-13           10.9654          10.7073         11.1402
      93           Aug-13           10.6089          10.3586         10.7784
      94           Sep-13           10.6060          10.3553         10.7760
      95           Oct-13           10.9567          10.6970         11.1327
      96           Nov-13           10.6004          10.3487         10.7711


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                Distribution                       Loan Group I    Loan Group II
   Period           Date           WAC Cap (%)        Cap (%)         Cap (%)
   ------      -------------       -----------     ------------    -------------
      97           Dec-13           10.9508          10.6902         11.1276
      98           Jan-14           10.5948          10.3421         10.7662
      99           Feb-14           10.5920          10.3388         10.7638
     100           Mar-14           11.7237          11.4429         11.9143
     101           Apr-14           10.5863          10.3322         10.7589
     102           May-14           10.9363          10.6732         11.1150
     103           Jun-14           10.5807          10.3256         10.7540
     104           Jul-14           10.9304          10.6664         11.1099
     105           Aug-14           10.5750          10.3190         10.7491
     106           Sep-14           10.5722          10.3158         10.7466
     107           Oct-14           10.9217          10.6562         11.1023
     108           Nov-14           10.5665          10.3092         10.7417
     109           Dec-14           10.9158          10.6494         11.0972
     110           Jan-15           10.5609          10.3026         10.7367
     111           Feb-15           10.5581          10.2994         10.7342
     112           Mar-15           11.6862          11.3993         11.8816
     113           Apr-15           10.5524          10.2928         10.7293
     114           May-15           10.9012          10.6326         11.0844
     115           Jun-15           10.5468          10.2863         10.7243
     116           Jul-15           10.8954          10.6258         11.0792
     117           Aug-15           10.5411          10.2798         10.7194
     118           Sep-15           10.5383          10.2765         10.7169
     119           Oct-15           10.8866          10.6157         11.0715
     120           Nov-15           10.5326          10.2701         10.7119


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $712,371,000. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 4.7525% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. Only the net amount of the two obligations above will be paid by the appropriate party.

                                  Swap Schedule

Period   Distribution Date   Swap Notional Amount ($)   Period   Distribution Date   Swap Notional Amount ($)
------   -----------------   ------------------------   ------   -----------------   ------------------------
     1        Dec-05                   712,371,000.00       35        Oct-08                    27,452,831.00
     2        Jan-06                   701,316,184.00       36        Nov-08                    26,186,160.00
     3        Feb-06                   687,801,826.00       37        Dec-08                    24,977,890.00
     4        Mar-06                   671,855,233.00       38        Jan-09                    23,825,326.00
     5        Apr-06                   653,525,107.00       39        Feb-09                    22,725,901.00
     6        May-06                   632,884,112.00       40        Mar-09                    21,677,162.00
     7        Jun-06                   610,029,219.00       41        Apr-09                    20,676,773.00
     8        Jul-06                   585,081,871.00       42        May-09                    19,722,505.00
     9        Aug-06                   558,187,678.00       43        Jun-09                    18,812,231.00
    10        Sep-06                   529,515,726.00       44        Jul-09                    17,943,922.00
    11        Oct-06                   499,258,599.00       45        Aug-09                    17,115,644.00
    12        Nov-06                   470,627,479.00       46        Sep-09                    16,325,552.00
    13        Dec-06                   443,534,166.00       47        Oct-09                    15,571,884.00
    14        Jan-07                   417,895,838.00       48        Nov-09                    14,852,963.00
    15        Feb-07                   393,634,144.00       49        Dec-09                    14,167,187.00
    16        Mar-07                   370,674,962.00       50        Jan-10                    13,513,027.00
    17        Apr-07                   348,948,171.00       51        Feb-10                    12,889,028.00
    18        May-07                   328,387,582.00       52        Mar-10                    12,293,798.00
    19        Jun-07                   308,930,275.00       53        Apr-10                    11,726,011.00
    20        Jul-07                   290,516,879.00       54        May-10                    11,184,404.00
    21        Aug-07                   273,091,226.00       55        Jun-10                    10,667,770.00
    22        Sep-07                   256,600,179.00       56        Jul-10                    10,174,957.00
    23        Oct-07                   109,596,948.00       57        Aug-10                     9,704,869.00
    24        Nov-07                   104,000,174.00       58        Sep-10                     9,256,458.00
    25        Dec-07                    98,691,172.00       59        Oct-10                     8,409,007.00
    26        Jan-08                    93,655,043.00       60        Nov-10                     8,024,426.00
    27        Feb-08                    88,877,665.00       61    Dec-10 onwards                         0.00
    28        Mar-08                    84,345,652.00
    29        Apr-08                    80,046,316.00
    30        May-08                    75,967,627.00
    31        Jun-08                    72,098,184.00
    32        Jul-08                    68,427,177.00
    33        Aug-08                    64,944,358.00
    34        Sep-08                    61,640,015.00


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Aggregate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

 Scheduled Principal Balance:                                  $753,367,447
 Number of Mortgage Loans:                                            4,496
 Average Scheduled Principal Balance:                              $167,564
 Weighted Average Gross Coupon:                                      6.564%
 Weighted Average Net Coupon: (2)                                    6.054%
 Weighted Average Current FICO Score:                                   657
 Weighted Average Original LTV Ratio:                                79.04%
 Weighted Average Combined Original LTV Ratio:                       79.04%
 Weighted Average Stated Remaining Term (months):                       358
 Weighted Average Seasoning(months):                                      1
 Weighted Average Months to Roll: (3)                                    27
 Weighted Average Gross Margin: (3)                                   5.41%
 Weighted Average Initial Rate Cap: (3)                               3.00%
 Weighted Average Periodic Rate Cap: (3)                              1.00%
 Weighted Average Gross Maximum Lifetime Rate: (3)                   12.53%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.


                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                         124    $5,124,450       0.68%     7.675%       645    $41,326     78.01%   87.14%     65.44%
$50,001 - $75,000                       428    27,524,316       3.65      7.137        644     64,309     79.00    89.22      91.41
$75,001 - $100,000                      632    55,875,973       7.42      6.902        648     88,411     78.86    86.13      95.62
$100,001 - $125,000                     658    73,775,628       9.79      6.823        647    112,121     79.13    86.60      96.63
$125,001 - $150,000                     607    83,142,307      11.04      6.693        647    136,972     79.20    88.20      97.55
$150,001 - $200,000                     777   134,712,621      17.88      6.590        655    173,375     79.15    87.04      97.46
$200,001 - $250,000                     506   113,174,849      15.02      6.421        659    223,666     79.09    87.41      95.70
$250,001 - $300,000                     277    76,139,111      10.11      6.465        660    274,870     79.11    86.94      96.01
$300,001 - $350,000                     186    60,167,170       7.99      6.296        665    323,479     78.65    89.57      96.78
$350,001 - $400,000                     145    54,138,847       7.19      6.281        672    373,371     78.87    88.98      93.76
$400,001 & Above                        156    69,592,175       9.24      6.302        670    446,104     79.12    85.81      96.86
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Aggregate Mortgage Loans


                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                            33    $6,338,128       0.84%     4.944%       704   $192,064     75.26%  100.00%     98.24%
5.00 - 5.49%                            111    22,785,573       3.02      5.305        698    205,275     76.08    99.43     100.00
5.50 - 5.99%                            680   150,369,068      19.96      5.792        685    221,131     78.08    94.25      99.27
6.00 - 6.49%                            849   161,603,690      21.45      6.228        671    190,346     78.87    90.03      97.59
6.50 - 6.99%                          1,343   223,379,138      29.65      6.711        648    166,328     78.80    84.14      95.93
7.00 - 7.49%                            725    98,144,313      13.03      7.184        629    135,371     79.84    83.43      94.12
7.50 - 7.99%                            519    66,746,556       8.86      7.664        625    128,606     80.70    78.20      91.00
8.00 - 8.49%                            152    16,111,052       2.14      8.156        618    105,994     83.82    83.47      85.54
8.50 - 8.99%                             68     7,092,551       0.94      8.639        612    104,302     85.54    87.16      81.19
9.00% & Above                            16       797,377       0.11      9.289        627     49,836     85.65    80.36      63.89
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                             282   $49,513,036       6.57%     6.138%       766   $175,578     77.77%   80.82%     93.71%
720 - 739                               213    39,342,872       5.22      6.192        728    184,708     79.46    76.56      96.13
700 - 719                               287    52,573,145       6.98      6.125        708    183,182     79.08    81.93      95.97
680 - 699                               404    79,220,655      10.52      6.248        689    196,091     79.28    79.29      92.67
660 - 679                               575   106,413,510      14.13      6.338        669    185,067     79.22    82.51      93.38
640 - 659                               755   130,177,830      17.28      6.537        649    172,421     78.92    82.66      96.14
620 - 639                               694   110,570,484      14.68      6.709        629    159,323     79.01    97.88      97.37
600 - 619                               680   104,213,742      13.83      6.875        609    153,256     78.64    96.87      98.16
580 - 599                               606    81,342,172      10.80      7.342        589    134,228     79.90    95.76      99.42
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1                                     4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                          128   $18,871,772       2.50%     6.308%       660   $147,436     49.22%   92.88%     91.17%
60.01 - 70.00%                          162    30,092,051       3.99      6.440        647    185,753     66.47    88.88      92.78
70.01 - 80.00%                        3,818   649,401,559      86.20      6.504        659    170,089     79.71    86.28      97.27
80.01 - 85.00%                          100    14,799,278       1.96      7.127        646    147,993     84.21    99.51      92.16
85.01 - 90.00%                          287    40,044,885       5.32      7.545        637    139,529     89.71    97.45      82.05
95.01 - 100.00%                           1       157,902       0.02      8.375        584    157,902    100.00   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Aggregate Mortgage Loans


                          Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                          128   $18,871,772       2.50%     6.308%       660   $147,436     49.22%   92.88%     91.17%
60.01 - 70.00%                          162    30,092,051       3.99      6.440        647    185,753     66.47    88.88      92.78
70.01 - 80.00%                        3,818   649,401,559      86.20      6.504        659    170,089     79.71    86.28      97.27
80.01 - 85.00%                          100    14,799,278       1.96      7.127        646    147,993     84.21    99.51      92.16
85.01 - 90.00%                          287    40,044,885       5.32      7.545        637    139,529     89.71    97.45      82.05
95.01 - 100.00%                           1       157,902       0.02      8.375        584    157,902    100.00   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                                  3,928  $658,515,077      87.41%     6.522%       653   $167,646     79.05%  100.00%     95.99%
Stated                                  568    94,852,370      12.59      6.859        681    166,994     78.97     0.00      96.29
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                              Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Purchase                              3,323  $544,373,263      72.26%     6.534%       661   $163,820     79.97%   84.99%     96.86%
Cashout Refi                          1,010   182,949,857      24.28      6.649        646    181,138     76.79    93.49      93.28
Rate/term Refi                          163    26,044,327       3.46      6.596        656    159,781     75.44    95.37      97.90
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                        4,274  $723,438,444      96.03%     6.540%       656   $169,265     79.05%   87.38%    100.00%
Non Owner                               195    25,320,426       3.36      7.199        678    129,848     78.59    91.14       0.00
Second Home                              27     4,608,576       0.61      6.897        665    170,688     80.37    72.25       0.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                         3,230  $512,075,693      67.97%     6.585%       654   $158,537     79.06%   87.64%     96.57%
PUD                                     751   146,555,566      19.45      6.547        653    195,147     78.88    89.85      96.07
Condo                                   371    64,164,149       8.52      6.414        677    172,949     79.72    85.14      96.82
2-4 Family                              143    30,456,244       4.04      6.622        673    212,981     78.19    76.56      84.96
Manufactured Housing                      1       115,795       0.02      6.625        674    115,795     80.00   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Aggregate Mortgage Loans


                             Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
CA                                      646  $185,078,181      24.57%     6.180%       672   $286,499     77.56%   91.42%     95.32%
FL                                      273    48,137,917       6.39      6.817        649    176,329     78.46    84.12      95.26
IL                                      245    36,957,565       4.91      6.873        655    150,847     79.83    71.98      95.59
TX                                      321    34,568,980       4.59      6.904        651    107,692     79.69    80.76      96.93
WA                                      176    31,902,499       4.23      6.376        653    181,264     79.87    92.40      97.72
OR                                      188    31,038,990       4.12      6.352        661    165,101     79.54    92.48      95.17
NY                                      148    30,516,628       4.05      6.685        671    206,193     79.44    69.98      96.39
UT                                      205    28,338,522       3.76      6.500        654    138,237     80.62    84.96      99.38
NV                                      105    23,742,998       3.15      6.443        653    226,124     78.06    90.39      92.99
AZ                                      127    23,504,086       3.12      6.394        655    185,072     77.98    94.52      95.19
Other                                 2,062   279,581,081      37.11      6.756        649    135,587     79.76    88.35      96.42
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
92345                                    13    $2,885,014       0.38%     6.375%       645   $221,924     78.49%   92.38%    100.00%
91335                                     5     2,207,654       0.29      6.041        698    441,531     81.04   100.00     100.00
92563                                     8     2,189,415       0.29      5.977        691    273,677     78.81    91.24     100.00
92308                                     9     2,005,891       0.27      6.174        663    222,877     74.75    67.29     100.00
92336                                     6     1,985,606       0.26      6.231        676    330,934     75.40   100.00     100.00
93635                                     6     1,972,578       0.26      5.736        688    328,763     77.30   100.00     100.00
90745                                     5     1,967,381       0.26      6.383        666    393,476     79.21   100.00      79.26
92399                                     6     1,919,898       0.25      6.159        651    319,983     80.00   100.00     100.00
92571                                     6     1,829,922       0.24      6.134        676    304,987     80.00    75.98     100.00
92392                                     6     1,813,982       0.24      6.419        648    302,330     80.00    67.66     100.00
Other                                 4,426   732,590,103      97.24      6.576        656    165,520     79.06    87.34      95.97
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 180                                  44    $3,875,200       0.51%     6.463%       685    $88,073     71.35%   96.44%     94.78%
181 - 240                                 1       121,766       0.02      6.990        687    121,766     77.71   100.00     100.00
241 - 360                             4,451   749,370,481      99.47      6.565        657    168,360     79.08    87.36      96.03
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Aggregate Mortgage Loans


                        Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                    Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 YR ARM                                 13    $2,910,861       0.39%     6.877%       663   $223,912     82.70%   67.12%     81.98%
15 Yr Fixed                              43     3,791,261       0.50      6.437        686     88,169     71.16    96.36      94.66
2 YR ARM                              1,448   208,754,368      27.71      6.803        648    144,167     79.97    71.86      94.80
2 YR ARM IO                           1,210   254,594,022      33.79      6.371        655    210,408     79.01    98.78      97.06
3 YR ARM                                458    72,557,542       9.63      6.692        657    158,423     79.49    68.06      95.19
3 YR ARM IO                             514    98,505,849      13.08      6.247        663    191,646     78.46    99.69      97.62
30 Yr Fixed                             744   102,557,661      13.61      6.780        671    137,846     77.61    93.69      95.53
30 YR FIXED IO                            1        99,500       0.01      6.375        747     99,500     79.98   100.00     100.00
5 YR ARM                                 63     9,357,407       1.24      6.451        671    148,530     79.92    80.66      95.19
6 MO ARM                                  1       155,038       0.02      5.750        660    155,038     80.00     0.00     100.00
FIXED 15/30 BLN                           1        83,939       0.01      7.625        626     83,939     80.00   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                                     1      $155,038       0.02%     5.750%       660   $155,038     80.00%    0.00%    100.00%
2.00%                                    13     2,910,861       0.39      6.877        663    223,912     82.70    67.12      81.98
3.00%                                 3,693   643,769,187      85.45      6.530        654    174,321     79.30    86.47      96.18
N/A                                     789   106,532,361      14.14      6.768        671    135,022     77.38    93.80      95.50
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                                 3,707  $646,835,085      85.86%     6.531%       655   $174,490     79.32%   86.36%     96.11%
N/A                                     789   106,532,361      14.14      6.768        671    135,022     77.38    93.80      95.50
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                      Number                Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset                  Loans    Balance      Balance     Coupon      FICO     Balance      LTV      Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 12                                   14    $3,065,898       0.41%     6.820%       662   $218,993     82.56%   63.73%     82.89%
13 - 24                               2,657   463,164,390      61.48      6.566        652    174,319     79.44    86.65      96.04
25 - 36                                 973   171,247,390      22.73      6.436        661    175,999     78.89    86.29      96.59
49 & Above                               63     9,357,407       1.24      6.451        671    148,530     79.92    80.66      95.19
N/A                                     789   106,532,361      14.14      6.768        671    135,022     77.38    93.80      95.50
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Aggregate Mortgage Loans


                      Distribution by Lifetime Maximum Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lifetime Maximum Rate                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
11.99% & Below                          698  $158,487,318      21.04%     5.701%       684   $227,059     78.33%   94.60%     99.31%
12.00 - 12.49%                          748   144,526,616      19.18      6.227        668    193,217     78.96    88.85      97.63
12.50 - 12.99%                        1,143   192,029,217      25.49      6.706        646    168,005     79.12    81.94      95.78
13.00 - 13.49%                          601    83,887,964      11.14      7.180        627    139,581     80.08    81.70      93.54
13.50 - 13.99%                          374    51,742,075       6.87      7.665        619    138,348     81.09    78.52      91.90
14.00 - 14.49%                          100    11,475,632       1.52      8.141        615    114,756     84.37    85.29      82.98
14.50 - 14.99%                           34     4,206,081       0.56      8.649        604    123,708     86.07    84.83      82.61
15.00 - 15.49%                            8       409,047       0.05      9.188        628     51,131     88.00    90.84      47.87
15.50 - 15.99%                            1        71,136       0.01      9.875        602     71,136     80.00     0.00     100.00
N/A                                     789   106,532,361      14.14      6.768        671    135,022     77.38    93.80      95.50
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Margin                               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                             5      $863,128       0.11%     6.159%       661   $172,626     77.80%   82.04%    100.00%
5.00 - 5.49%                          1,935   386,889,996      51.35      6.169        660    199,943     78.66    88.66      96.70
5.50 - 5.99%                          1,091   171,649,329      22.78      6.859        648    157,332     80.08    84.29      96.05
6.00 - 6.49%                            508    65,734,369       8.73      7.332        644    129,398     80.36    79.80      95.10
6.50 - 6.99%                            147    19,086,876       2.53      7.893        637    129,843     81.19    79.95      90.49
7.00 - 7.49%                             21     2,611,387       0.35      8.597        624    124,352     87.42    95.13      78.72
N/A                                     789   106,532,361      14.14      6.768        671    135,022     77.38    93.80      95.50
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                4,496  $753,367,447     100.00%     6.564%       657   $167,564     79.04%   87.41%     96.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)

 Scheduled Principal Balance:                                      $646,835,085
 Number of Mortgage Loans:                                                3,707
 Average Scheduled Principal Balance:                                  $174,490
 Weighted Average Gross Coupon:                                          6.531%
 Weighted Average Net Coupon: (2)                                        6.021%
 Weighted Average Current FICO Score:                                       655
 Weighted Average Original LTV Ratio:                                    79.32%
 Weighted Average Combined Original LTV Ratio:                           79.32%
 Weighted Average Stated Remaining Term (months):                           359
 Weighted Average Seasoning(months):                                          1
 Weighted Average Months to Roll: (3)                                        27
 Weighted Average Gross Margin: (3)                                       5.41%
 Weighted Average Initial Rate Cap: (3)                                   3.00%
 Weighted Average Periodic Rate Cap: (3)                                  1.00%
 Weighted Average Gross Maximum Lifetime Rate: (3)                       12.53%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                          68    $2,848,477       0.44%     7.530%       641    $41,889     78.86%   84.42%     65.25%
$50,001 - $75,000                       285    18,446,078       2.85      7.092        638     64,723     79.86    87.74      91.87
$75,001 - $100,000                      483    42,829,393       6.62      6.858        644     88,674     79.40    84.25      95.51
$100,001 - $125,000                     543    60,945,038       9.42      6.791        641    112,238     79.69    86.91      97.38
$125,001 - $150,000                     530    72,523,286      11.21      6.682        644    136,836     79.29    87.25      97.19
$150,001 - $200,000                     663   114,974,560      17.77      6.574        652    173,416     79.37    85.69      97.16
$200,001 - $250,000                     450   100,601,946      15.55      6.417        657    223,560     79.03    86.49      95.38
$250,001 - $300,000                     247    67,878,268      10.49      6.467        659    274,811     79.62    86.14      95.96
$300,001 - $350,000                     166    53,740,768       8.31      6.280        663    323,740     79.15    88.33      97.01
$350,001 - $400,000                     126    47,077,046       7.28      6.243        669    373,627     78.75    87.32      94.37
$400,001 & Above                        146    64,970,226      10.04      6.282        670    445,002     79.39    84.80      96.63
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans


                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                            26    $5,327,781       0.82%     4.939%       699   $204,915     77.49%  100.00%    100.00%
5.00 - 5.49%                             84    18,867,678       2.92      5.304        693    224,615     77.69    99.31     100.00
5.50 - 5.99%                            588   134,291,859      20.76      5.787        682    228,388     78.45    93.73      99.18
6.00 - 6.49%                            748   144,526,616      22.34      6.227        668    193,217     78.96    88.85      97.63
6.50 - 6.99%                          1,143   192,029,217      29.69      6.706        646    168,005     79.12    81.94      95.78
7.00 - 7.49%                            601    83,887,964      12.97      7.180        627    139,581     80.08    81.70      93.54
7.50 - 7.99%                            374    51,742,075       8.00      7.665        619    138,348     81.09    78.52      91.90
8.00 - 8.49%                            100    11,475,632       1.77      8.141        615    114,756     84.37    85.29      82.98
8.50 - 8.99%                             34     4,206,081       0.65      8.649        604    123,708     86.07    84.83      82.61
9.00% & Above                             9       480,183       0.07      9.290        624     53,354     86.81    77.38      55.59
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                             189   $36,423,531       5.63%     6.134%       765   $192,717     79.28%   76.24%     93.85%
720 - 739                               167    32,429,785       5.01      6.143        728    194,190     79.67    73.54      95.67
700 - 719                               229    44,689,593       6.91      6.087        708    195,151     79.33    80.11      96.31
680 - 699                               328    67,202,337      10.39      6.210        689    204,885     79.46    77.13      92.54
660 - 679                               451    87,616,331      13.55      6.277        669    194,271     79.49    80.65      93.16
640 - 659                               611   109,828,049      16.98      6.480        648    179,751     79.01    80.30      96.31
620 - 639                               610    99,728,500      15.42      6.640        629    163,489     79.20    97.74      97.31
600 - 619                               598    96,303,007      14.89      6.827        609    161,042     78.82    96.73      98.05
580 - 599                               524    72,613,953      11.23      7.316        589    138,576     80.11    96.20      99.69
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1                                     3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                           78   $12,557,067       1.94%     6.350%       650   $160,988     50.26%   91.62%     89.96%
60.01 - 70.00%                          108    21,418,912       3.31      6.417        639    198,323     66.34    84.95      91.05
70.01 - 80.00%                        3,249   572,820,503      88.56      6.473        657    176,307     79.79    85.53      97.37
80.01 - 85.00%                           53     7,848,858       1.21      7.269        615    148,092     84.32    99.08      92.31
85.01 - 90.00%                          219    32,189,744       4.98      7.532        634    146,985     89.74    96.83      80.49
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans


                          Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                           78   $12,557,067       1.94%     6.350%       650   $160,988     50.26%   91.62%     89.96%
60.01 - 70.00%                          108    21,418,912       3.31      6.417        639    198,323     66.34    84.95      91.05
70.01 - 80.00%                        3,249   572,820,503      88.56      6.473        657    176,307     79.79    85.53      97.37
80.01 - 85.00%                           53     7,848,858       1.21      7.269        615    148,092     84.32    99.08      92.31
85.01 - 90.00%                          219    32,189,744       4.98      7.532        634    146,985     89.74    96.83      80.49
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                                  3,198  $558,588,995      86.36%     6.488%       650   $174,668     79.35%  100.00%     96.09%
Stated                                  509    88,246,090      13.64      6.804        681    173,371     79.10     0.00      96.29
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                              Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Purchase                              2,916  $495,073,382      76.54%     6.500%       659   $169,778     80.04%   84.56%     97.00%
Cashout Refi                            706   136,850,652      21.16      6.637        639    193,839     77.18    92.15      92.73
Rate/term Refi                           85    14,911,052       2.31      6.600        641    175,424     74.98    92.87      97.57
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                        3,539  $621,695,710      96.11%     6.508%       654   $175,670     79.32%   86.33%    100.00%
Non Owner                               149    21,386,704       3.31      7.118        676    143,535     78.89    90.47       0.00
Second Home                              19     3,752,671       0.58      6.924        659    197,509     81.79    66.95       0.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                         2,624  $433,674,163      67.05%     6.547%       652   $165,272     79.27%   86.33%     96.84%
PUD                                     626   126,325,318      19.53      6.519        650    201,798     79.34    89.70      95.68
Condo                                   332    58,913,715       9.11      6.398        676    177,451     79.84    84.88      96.54
2-4 Family                              125    27,921,890       4.32      6.609        673    223,375     78.82    74.82      85.88
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans


                             Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
CA                                      577  $167,481,377      25.89%     6.164%       670   $290,262     78.04%   90.72%     95.45%
FL                                      226    40,477,745       6.26      6.828        646    179,105     79.01    81.69      94.87
IL                                      203    31,904,484       4.93      6.846        656    157,165     80.18    68.00      95.16
WA                                      151    27,850,077       4.31      6.324        652    184,438     79.89    92.71      97.39
UT                                      195    26,929,416       4.16      6.481        651    138,100     80.56    85.05      99.35
NY                                      117    26,716,977       4.13      6.637        672    228,350     79.11    67.09      97.00
OR                                      154    25,633,453       3.96      6.327        654    166,451     80.01    90.89      95.70
TX                                      209    23,757,706       3.67      6.783        642    113,673     80.08    80.68      97.46
NV                                       92    20,844,297       3.22      6.410        650    226,568     78.39    89.06      92.02
MI                                      158    20,061,826       3.10      6.807        642    126,974     79.78    86.10      97.64
Other                                 1,625   235,177,728      36.36      6.700        646    144,725     79.86    87.99      96.45
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                               Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
92345                                    10    $2,355,017       0.36%     6.361%       640   $235,502     78.90%   90.66%    100.00%
92563                                     8     2,189,415       0.34      5.977        691    273,677     78.81    91.24     100.00
92571                                     6     1,829,922       0.28      6.134        676    304,987     80.00    75.98     100.00
92392                                     6     1,813,982       0.28      6.419        648    302,330     80.00    67.66     100.00
97045                                     8     1,786,740       0.28      6.292        653    223,342     79.45    86.40     100.00
91335                                     4     1,749,137       0.27      6.084        690    437,284     80.00   100.00     100.00
93551                                     4     1,745,292       0.27      6.406        635    436,323     80.00    79.18     100.00
89129                                     7     1,734,720       0.27      6.349        646    247,817     79.96    85.49      85.49
92308                                     7     1,713,387       0.26      6.236        661    244,770     77.68    61.70     100.00
92336                                     5     1,673,940       0.26      6.344        659    334,788     77.82   100.00     100.00
Other                                 3,642   628,243,533      97.13      6.539        654    172,500     79.32    86.42      96.04
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
241 - 360                             3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                    Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 YR ARM                                 13    $2,910,861       0.45%     6.877%       663   $223,912     82.70%   67.12%     81.98%
2 YR ARM                              1,448   208,754,368      32.27      6.803        648    144,167     79.97    71.86      94.80
2 YR ARM IO                           1,210   254,594,022      39.36      6.371        655    210,408     79.01    98.78      97.06
3 YR ARM                                458    72,557,542      11.22      6.692        657    158,423     79.49    68.06      95.19
3 YR ARM IO                             514    98,505,849      15.23      6.247        663    191,646     78.46    99.69      97.62
5 YR ARM                                 63     9,357,407       1.45      6.451        671    148,530     79.92    80.66      95.19
6 MO ARM                                  1       155,038       0.02      5.750        660    155,038     80.00     0.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans


                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                                     1      $155,038       0.02%     5.750%       660   $155,038     80.00%    0.00%    100.00%
2.00%                                    13     2,910,861       0.45      6.877        663    223,912     82.70    67.12      81.98
3.00%                                 3,693   643,769,187      99.53      6.530        654    174,321     79.30    86.47      96.18
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                                 3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 12                                   14    $3,065,898       0.47%     6.820%       662   $218,993     82.56%   63.73%     82.89%
13 - 24                               2,657   463,164,390      71.60      6.566        652    174,319     79.44    86.65      96.04
25 - 36                                 973   171,247,390      26.47      6.436        661    175,999     78.89    86.29      96.59
49 & Above                               63     9,357,407       1.45      6.451        671    148,530     79.92    80.66      95.19
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                     Distribution by Lifetime Maximum Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lifetime Maximum Rate                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
11.99% & Below                          698  $158,487,318      24.50%     5.701%       684   $227,059     78.33%   94.60%     99.31%
12.00 - 12.49%                          748   144,526,616      22.34      6.227        668    193,217     78.96    88.85      97.63
12.50 - 12.99%                        1,143   192,029,217      29.69      6.706        646    168,005     79.12    81.94      95.78
13.00 - 13.49%                          601    83,887,964      12.97      7.180        627    139,581     80.08    81.70      93.54
13.50 - 13.99%                          374    51,742,075       8.00      7.665        619    138,348     81.09    78.52      91.90
14.00 - 14.49%                          100    11,475,632       1.77      8.141        615    114,756     84.37    85.29      82.98
14.50 - 14.99%                           34     4,206,081       0.65      8.649        604    123,708     86.07    84.83      82.61
15.00 - 15.49%                            8       409,047       0.06      9.188        628     51,131     88.00    90.84      47.87
15.50 - 15.99%                            1        71,136       0.01      9.875        602     71,136     80.00     0.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans


                             Distribution by Margin

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Margin                               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                             5      $863,128       0.13%     6.159%       661   $172,626     77.80%   82.04%    100.00%
5.00 - 5.49%                          1,935   386,889,996      59.81      6.169        660    199,943     78.66    88.66      96.70
5.50 - 5.99%                          1,091   171,649,329      26.54      6.859        648    157,332     80.08    84.29      96.05
6.00 - 6.49%                            508    65,734,369      10.16      7.332        644    129,398     80.36    79.80      95.10
6.50 - 6.99%                            147    19,086,876       2.95      7.893        637    129,843     81.19    79.95      90.49
7.00 - 7.49%                             21     2,611,387       0.40      8.597        624    124,352     87.42    95.13      78.72
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                3,707  $646,835,085     100.00%     6.531%       655   $174,490     79.32%   86.36%     96.11%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Fixed Rate Mortgage Loans

Selected Mortgage Loan Data(1)

 Scheduled Principal Balance:                               $106,532,361
 Number of Mortgage Loans:                                           789
 Average Scheduled Principal Balance:                           $135,022
 Weighted Average Gross Coupon:                                   6.768%
 Weighted Average Net Coupon: (2)                                 6.258%
 Weighted Average Current FICO Score:                                671
 Weighted Average Original LTV Ratio:                             77.38%
 Weighted Average Combined Original LTV Ratio:                    77.38%
 Weighted Average Stated Remaining Term (months):                    352
 Weighted Average Seasoning(months):                                   1

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                          56    $2,275,973       2.14%     7.856%       650    $40,642     76.96%   90.55%     65.69%
$50,001 - $75,000                       143     9,078,237       8.52      7.229        658     63,484     77.25    92.24      90.46
$75,001 - $100,000                      149    13,046,580      12.25      7.047        663     87,561     77.11    92.29      95.96
$100,001 - $125,000                     115    12,830,590      12.04      6.978        674    111,570     76.48    85.16      93.09
$125,001 - $150,000                      77    10,619,021       9.97      6.764        668    137,909     78.62    94.71     100.00
$150,001 - $200,000                     114    19,738,061      18.53      6.684        668    173,141     77.88    94.86      99.20
$200,001 - $250,000                      56    12,572,903      11.80      6.452        682    224,516     79.57    94.72      98.25
$250,001 - $300,000                      30     8,260,843       7.75      6.450        668    275,361     74.91    93.51      96.46
$300,001 - $350,000                      20     6,426,402       6.03      6.432        679    321,320     74.48   100.00      94.87
$350,001 - $400,000                      19     7,061,802       6.63      6.536        694    371,674     79.66   100.00      89.67
$400,001 & Above                         10     4,621,949       4.34      6.580        675    462,195     75.23   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  789  $106,532,361     100.00%     6.768%       671   $135,022     77.38%   93.80%     95.50%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                             7    $1,010,348       0.95%     4.969%       729   $144,335     63.55%  100.00%     88.93%
5.00 - 5.49%                             27     3,917,895       3.68      5.310        721    145,107     68.32   100.00     100.00
5.50 - 5.99%                             92    16,077,209      15.09      5.834        706    174,752     74.99    98.68     100.00
6.00 - 6.49%                            101    17,077,074      16.03      6.241        700    169,080     78.17   100.00      97.24
6.50 - 6.99%                            200    31,349,921      29.43      6.739        665    156,750     76.87    97.60      96.85
7.00 - 7.49%                            124    14,256,348      13.38      7.208        642    114,971     78.43    93.64      97.55
7.50 - 7.99%                            145    15,004,482      14.08      7.664        649    103,479     79.32    77.07      87.90
8.00 - 8.49%                             52     4,635,420       4.35      8.193        623     89,143     82.43    78.97      91.88
8.50 - 8.99%                             34     2,886,470       2.71      8.625        624     84,896     84.78    90.56      79.12
9.00% & Above                             7       317,194       0.30      9.288        632     45,313     83.89    84.88      76.46
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  789  $106,532,361     100.00%     6.768%       671   $135,022     77.38%   93.80%     95.50%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Fixed Rate Mortgage Loans


                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                              93   $13,089,505      12.29%     6.149%       769   $140,747     73.58%   93.57%     93.32%
720 - 739                                46     6,913,087       6.49      6.425        727    150,284     78.46    90.71      98.29
700 - 719                                58     7,883,552       7.40      6.341        708    135,923     77.62    92.23      94.03
680 - 699                                76    12,018,318      11.28      6.465        688    158,136     78.26    91.32      93.42
660 - 679                               124    18,797,179      17.64      6.622        668    151,590     77.93    91.20      94.39
640 - 659                               144    20,349,781      19.10      6.844        649    141,318     78.44    95.44      95.23
620 - 639                                84    10,841,984      10.18      7.352        630    129,071     77.27    99.19      97.88
600 - 619                                82     7,910,736       7.43      7.457        608     96,472     76.41    98.59      99.54
580 - 599                                82     8,728,220       8.19      7.561        589    106,442     78.21    92.17      97.21
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  789  $106,532,361     100.00%     6.768%       671   $135,022     77.38%   93.80%     95.50%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1                                       789  $106,532,361     100.00%     6.768%       671   $135,022     77.38%   93.80%     95.50%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  789  $106,532,361     100.00%     6.768%       671   $135,022     77.38%   93.80%     95.50%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                           50    $6,314,705       5.93%     6.225%       682   $126,294     47.17%   95.38%     93.57%
60.01 - 70.00%                           54     8,673,139       8.14      6.497        668    160,614     66.80    98.58      97.04
70.01 - 80.00%                          569    76,581,056      71.89      6.737        672    134,589     79.17    91.91      96.52
80.01 - 85.00%                           47     6,950,419       6.52      6.965        682    147,881     84.09   100.00      92.00
85.01 - 90.00%                           68     7,855,140       7.37      7.598        648    115,517     89.58   100.00      88.46
95.01 - 100.00%                           1       157,902       0.15      8.375        584    157,902    100.00   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  789  $106,532,361     100.00%     6.768%       671   $135,022     77.38%   93.80%     95.50%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                           50    $6,314,705       5.93%     6.225%       682   $126,294     47.17%   95.38%     93.57%
60.01 - 70.00%                           54     8,673,139       8.14      6.497        668    160,614     66.80    98.58      97.04
70.01 - 80.00%                          569    76,581,056      71.89      6.737        672    134,589     79.17    91.91      96.52
80.01 - 85.00%                           47     6,950,419       6.52      6.965        682    147,881     84.09   100.00      92.00
85.01 - 90.00%                           68     7,855,140       7.37      7.598        648    115,517     89.58   100.00      88.46
95.01 - 100.00%                           1       157,902       0.15      8.375        584    157,902    100.00   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  789  $106,532,361     100.00%     6.768%       671   $135,022     77.38%   93.80%     95.50%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Fixed Rate Mortgage Loans


                         Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                                    730   $99,926,082      93.80%     6.714%       671   $136,885     77.39%  100.00%     95.45%
Stated                                   59     6,606,280       6.20      7.589        680    111,971     77.28     0.00      96.29
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  789  $106,532,361     100.00%     6.768%       671   $135,022     77.38%   93.80%     95.50%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                              Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Purchase                                407   $49,299,882      46.28%     6.885%       675   $121,130     79.33%   89.25%     95.42%
Cashout Refi                            304    46,099,205      43.27      6.687        666    151,642     75.62    97.47      94.91
Rate/term Refi                           78    11,133,275      10.45      6.590        676    142,734     76.07    98.72      98.35
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  789  $106,532,361     100.00%     6.768%       671   $135,022     77.38%   93.80%     95.50%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                          735  $101,742,734      95.50%     6.735%       670   $138,425     77.43%   93.75%    100.00%
Non Owner                                46     3,933,722       3.69      7.636        685     85,516     76.95    94.76       0.00
Second Home                               8       855,905       0.80      6.777        691    106,988     74.13    95.45       0.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  789  $106,532,361     100.00%     6.768%       671   $135,022     77.38%   93.80%     95.50%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                           606   $78,401,530      73.59%     6.792%       670   $129,375     77.85%   94.88%     95.09%
PUD                                     125    20,230,249      18.99      6.723        673    161,842     76.06    90.82      98.50
Condo                                    39     5,250,434       4.93      6.588        686    134,627     78.41    88.08     100.00
2-4 Family                               18     2,534,353       2.38      6.762        673    140,797     71.29    95.66      74.93
Manufactured Housing                      1       115,795       0.11      6.625        674    115,795     80.00   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  789  $106,532,361     100.00%     6.768%       671   $135,022     77.38%   93.80%     95.50%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Fixed Rate Mortgage Loans


                              Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
CA                                       69   $17,596,804      16.52%     6.333%       687   $255,026     72.99%   98.13%     94.14%
TX                                      112    10,811,274      10.15      7.169        669     96,529     78.82    80.94      95.77
FL                                       47     7,660,172       7.19      6.761        665    162,982     75.56    96.97      97.31
OR                                       34     5,405,538       5.07      6.471        692    158,986     77.35   100.00      92.62
AZ                                       27     5,253,229       4.93      6.250        676    194,564     77.15   100.00     100.00
IL                                       42     5,053,081       4.74      7.042        647    120,311     77.67    97.11      98.26
TN                                       45     4,416,939       4.15      7.292        649     98,154     80.91    91.85      90.75
WA                                       25     4,052,422       3.80      6.733        660    162,097     79.72    90.29     100.00
OH                                       46     4,043,790       3.80      7.263        663     87,908     80.78    93.50      87.36
GA                                       35     3,978,319       3.73      7.398        648    113,666     77.85    77.89      93.68
Other                                   307    38,260,793      35.91      6.759        672    124,628     78.30    94.92      96.24
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  789  $106,532,361     100.00%     6.768%       671   $135,022     77.38%   93.80%     95.50%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
38125                                     5      $849,715       0.80%     7.202%       636   $169,943     77.79%  100.00%     65.61%
85207                                     2       656,036       0.62      6.793        664    328,018     83.14   100.00     100.00
32712                                     4       631,463       0.59      6.895        647    157,866     73.33   100.00     100.00
93550                                     2       565,304       0.53      6.171        643    282,652     78.66   100.00     100.00
77459                                     3       532,399       0.50      6.650        687    177,466     77.12   100.00     100.00
92345                                     3       529,997       0.50      6.440        669    176,666     76.67   100.00     100.00
34786                                     1       499,610       0.47      7.250        611    499,610     80.00   100.00     100.00
37064                                     1       494,553       0.46      6.500        682    494,553     90.00   100.00     100.00
95017                                     1       489,588       0.46      6.875        621    489,588     70.00   100.00     100.00
91355                                     1       469,575       0.44      6.500        677    469,575     68.41   100.00     100.00
Other                                   766   100,814,121      94.63      6.769        672    131,611     77.37    93.45      95.54
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  789  $106,532,361     100.00%     6.768%       671   $135,022     77.38%   93.80%     95.50%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 180                                  44    $3,875,200       3.64%     6.463%       685    $88,073     71.35%   96.44%     94.78%
181 - 240                                 1       121,766       0.11      6.990        687    121,766     77.71   100.00     100.00
241 - 360                               744   102,535,396      96.25      6.780        671    137,816     77.61    93.69      95.53
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  789  $106,532,361     100.00%     6.768%       671   $135,022     77.38%   93.80%     95.50%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                    Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
15 Yr Fixed                              43    $3,791,261       3.56%     6.437%       686    $88,169     71.16%   96.36%     94.66%
30 Yr Fixed                             744   102,557,661      96.27      6.780        671    137,846     77.61    93.69      95.53
30 YR FIXED IO                            1        99,500       0.09      6.375        747     99,500     79.98   100.00     100.00
FIXED 15/30 BLN                           1        83,939       0.08      7.625        626     83,939     80.00   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  789  $106,532,361     100.00%     6.768%       671   $135,022     77.38%   93.80%     95.50%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Aggregate Mortgage Loans

Selected Mortgage Loan Data(1)

 Scheduled Principal Balance:                                    $300,873,008
 Number of Mortgage Loans:                                              2,374
 Average Scheduled Principal Balance:                                $126,737
 Weighted Average Gross Coupon:                                        6.622%
 Weighted Average Net Coupon: (2)                                      6.112%
 Weighted Average Current FICO Score:                                     651
 Weighted Average Original LTV Ratio:                                  78.13%
 Weighted Average Combined Original LTV Ratio:                         78.13%
 Weighted Average Stated Remaining Term (months):                         357
 Weighted Average Seasoning(months):                                        1
 Weighted Average Months to Roll: (3)                                      27
 Weighted Average Gross Margin: (3)                                     5.43%
 Weighted Average Initial Rate Cap: (3)                                 3.00%
 Weighted Average Periodic Rate Cap: (3)                                1.00%
 Weighted Average Gross Maximum Lifetime Rate: (3)                     12.58%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                          77    $3,253,762       1.08%     7.666%       647    $42,257     78.43%   85.77%     67.73%
$50,001 - $75,000                       285    18,390,352       6.11      7.022        646     64,528     79.14    89.85      92.60
$75,001 - $100,000                      482    42,632,127      14.17      6.779        652     88,448     78.69    86.37      96.25
$100,001 - $125,000                     520    58,320,770      19.38      6.665        653    112,155     78.61    87.49      96.52
$125,001 - $150,000                     505    69,201,185      23.00      6.578        650    137,032     78.95    88.01      97.85
$150,001 - $200,000                     247    41,810,649      13.90      6.549        653    169,274     77.77    91.95      93.79
$200,001 - $250,000                     134    29,922,565       9.95      6.409        651    223,303     76.22    95.69      87.39
$250,001 - $300,000                      71    19,698,978       6.55      6.366        643    277,450     76.62    91.62      90.24
$300,001 - $350,000                      45    14,645,059       4.87      6.443        651    325,446     76.14    95.58      91.12
$350,001 - $400,000                       7     2,517,966       0.84      6.717        663    359,709     78.55    85.79      85.52
$400,001 & Above                          1       479,597       0.16      6.875        686    479,597     80.00   100.00       0.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Aggregate Mortgage Loans


                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                            21    $3,001,746       1.00%     4.956%       715   $142,940     70.63%  100.00%     96.27%
5.00 - 5.49%                             61     8,965,157       2.98      5.300        692    146,970     71.44    98.55     100.00
5.50 - 5.99%                            295    43,649,830      14.51      5.791        677    147,966     75.61    97.25      97.49
6.00 - 6.49%                            449    61,966,345      20.60      6.241        665    138,010     78.19    91.65      95.21
6.50 - 6.99%                            879   112,830,721      37.50      6.713        644    128,363     78.45    87.95      93.25
7.00 - 7.49%                            353    39,470,581      13.12      7.198        629    111,815     78.92    87.00      93.38
7.50 - 7.99%                            144    15,100,580       5.02      7.680        624    104,865     79.78    79.24      92.67
8.00 - 8.49%                            103     9,997,004       3.32      8.159        618     97,058     83.64    83.65      89.88
8.50 - 8.99%                             53     5,093,667       1.69      8.664        617     96,107     84.88    82.79      77.33
9.00% & Above                            16       797,377       0.27      9.289        627     49,836     85.65    80.36      63.89
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                             138   $16,301,775       5.42%     6.100%       767   $118,129     76.19%   87.57%     86.70%
720 - 739                               103    11,882,427       3.95      6.233        728    115,363     78.50    73.96      93.63
700 - 719                               145    17,503,695       5.82      6.246        708    120,715     77.68    75.29      92.51
680 - 699                               192    26,706,762       8.88      6.363        688    139,098     78.59    81.97      86.49
660 - 679                               289    38,393,605      12.76      6.389        669    132,850     78.37    84.32      87.61
640 - 659                               409    54,019,096      17.95      6.562        648    132,076     78.26    87.07      95.31
620 - 639                               406    52,207,880      17.35      6.718        629    128,591     77.99    98.28      98.01
600 - 619                               389    47,911,247      15.92      6.831        609    123,165     77.59    97.58      97.17
580 - 599                               303    35,946,519      11.95      7.286        589    118,635     79.22    95.24      98.79
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1                                     2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                           94   $12,716,489       4.23%     6.266%       652   $135,282     49.78%   95.11%     89.96%
60.01 - 70.00%                          116    18,893,929       6.28      6.326        650    162,879     65.89    91.60      93.99
70.01 - 80.00%                        1,956   243,647,828      80.98      6.574        652    124,564     79.51    88.17      94.81
80.01 - 85.00%                           55     7,133,520       2.37      7.106        644    129,700     84.04   100.00      95.51
85.01 - 90.00%                          153    18,481,243       6.14      7.618        636    120,792     89.66   100.00      86.04
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Aggregate Mortgage Loans


                          Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                           94   $12,716,489       4.23%     6.266%       652   $135,282     49.78%   95.11%     89.96%
60.01 - 70.00%                          116    18,893,929       6.28      6.326        650    162,879     65.89    91.60      93.99
70.01 - 80.00%                        1,956   243,647,828      80.98      6.574        652    124,564     79.51    88.17      94.81
80.01 - 85.00%                           55     7,133,520       2.37      7.106        644    129,700     84.04   100.00      95.51
85.01 - 90.00%                          153    18,481,243       6.14      7.618        636    120,792     89.66   100.00      86.04
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                        Loans     Balance      Balance     Coupon     FICO      Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                                  2,107  $269,833,166      89.68%     6.587%       648   $128,065     78.12%  100.00%     94.13%
Stated                                  267    31,039,842      10.32      6.931        676    116,254     78.23     0.00      93.13
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                              Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Purchase                              1,531  $163,297,597      54.27%     6.664%       653   $106,661     79.91%   85.17%     94.26%
Cashout Refi                            716   117,477,397      39.05      6.570        647    164,075     75.85    94.89      93.02
Rate/term Refi                          127    20,098,013       6.68      6.592        651    158,252     76.96    95.93      98.02
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                        2,233  $282,907,160      94.03%     6.600%       649   $126,694     78.20%   89.78%    100.00%
Non Owner                               125    15,364,137       5.11      7.057        677    122,913     77.18    92.01       0.00
Second Home                              16     2,601,712       0.86      6.507        675    162,607     76.32    65.19       0.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                         1,796  $221,280,933      73.55%     6.628%       649   $123,208     78.30%   90.20%     95.61%
PUD                                     327    47,164,579      15.68      6.585        651    144,234     77.66    90.02      93.21
Condo                                   188    22,874,292       7.60      6.554        665    121,672     79.13    87.46      93.48
2-4 Family                               62     9,437,410       3.14      6.838        664    152,216     73.89    81.20      62.30
Manufactured Housing                      1       115,795       0.04      6.625        674    115,795     80.00   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Aggregate Mortgage Loans


                              Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
CA                                      172   $37,264,996      12.39%     6.193%       658   $216,657     72.48%   97.28%     85.70%
TX                                      220    21,662,679       7.20      6.889        656     98,467     79.94    79.75      95.68
FL                                      148    21,039,538       6.99      6.758        646    142,159     76.49    90.54      95.32
UT                                      160    20,068,593       6.67      6.446        656    125,429     80.51    89.23      99.13
IL                                      125    15,594,109       5.18      6.795        645    124,753     78.64    80.48      95.41
OR                                      106    13,858,915       4.61      6.441        659    130,744     79.23    91.55      92.02
OH                                      133    12,317,691       4.09      6.834        645     92,614     80.14    87.78      95.40
WA                                       83    12,258,099       4.07      6.499        653    147,688     79.73    89.74      94.08
AZ                                       71    11,466,780       3.81      6.286        656    161,504     76.51    97.55      93.48
MI                                      100    11,038,832       3.67      6.792        647    110,388     80.27    88.61      95.84
Other                                 1,056   124,302,775      41.31      6.716        648    117,711     78.81    89.56      94.99
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
84088                                     9    $1,345,670       0.45%     6.565%       647   $149,519     80.17%  100.00%    100.00%
89030                                     5     1,052,600       0.35      6.870        668    210,520     75.64   100.00      12.92
84043                                     8     1,020,179       0.34      6.414        666    127,522     79.99    75.08     100.00
92345                                     5       998,503       0.33      6.401        635    199,701     75.65   100.00     100.00
84118                                     8       898,148       0.30      6.498        660    112,269     78.98    89.68     100.00
92201                                     4       784,293       0.26      5.924        684    196,073     75.12   100.00     100.00
98271                                     4       756,263       0.25      6.244        623    189,066     78.80   100.00     100.00
89129                                     3       755,772       0.25      6.369        645    251,924     80.00    66.69      66.69
97303                                     6       752,155       0.25      6.478        651    125,359     80.00   100.00      87.89
38654                                     4       690,103       0.23      6.555        648    172,526     77.62    78.01     100.00
Other                                 2,318   291,819,322      96.99      6.628        651    125,893     78.12    89.62      94.28
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 180                                  30    $2,856,731       0.95%     6.222%       699    $95,224     71.22%   97.26%     92.91%
181 - 240                                 1       121,766       0.04      6.990        687    121,766     77.71   100.00     100.00
241 - 360                             2,343   297,894,511      99.01      6.626        650    127,142     78.19    89.61      94.04
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                    Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 YR ARM                                  6      $762,801       0.25%     6.635%       676   $127,134     80.00%   56.37%    100.00%
15 Yr Fixed                              30     2,856,731       0.95      6.222        699     95,224     71.22    97.26      92.91
2 YR ARM                                838    97,386,153      32.37      6.756        643    116,213     79.38    80.89      93.04
2 YR ARM IO                             505    75,107,755      24.96      6.472        644    148,728     77.57    98.39      93.47
3 YR ARM                                255    30,177,497      10.03      6.601        651    118,343     78.34    77.10      95.76
3 YR ARM IO                             262    37,265,311      12.39      6.332        656    142,234     77.33    99.74      95.93
30 Yr Fixed                             441    52,896,082      17.58      6.836        665    119,946     77.29    93.54      94.28
30 YR FIXED IO                            1        99,500       0.03      6.375        747     99,500     79.98   100.00     100.00
5 YR ARM                                 36     4,321,177       1.44      6.525        673    120,033     79.32    91.21      93.98
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Aggregate Mortgage Loans


                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
2.00%                                     6      $762,801       0.25%     6.635%       676   $127,134     80.00%   56.37%    100.00%
3.00%                                 1,896   244,257,894      81.18      6.581        647    128,828     78.38    88.86      93.97
N/A                                     472    55,852,313      18.56      6.804        667    118,331     76.99    93.74      94.22
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                                 1,902  $245,020,695      81.44%     6.581%       647   $128,823     78.39%   88.76%     93.98%
N/A                                     472    55,852,313      18.56      6.804        667    118,331     76.99    93.74      94.22
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 12                                    6      $762,801       0.25%     6.635%       676   $127,134     80.00%   56.37%    100.00%
13 - 24                               1,343   172,493,908      57.33      6.633        644    128,439     78.59    88.51      93.23
25 - 36                                 517    67,442,808      22.42      6.452        654    130,450     77.78    89.61      95.85
49 & Above                               36     4,321,177       1.44      6.525        673    120,033     79.32    91.21      93.98
N/A                                     472    55,852,313      18.56      6.804        667    118,331     76.99    93.74      94.22
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                     Distribution by Lifetime Maximum Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lifetime Maximum Rate                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
11.99% & Below                          292   $43,039,200      14.30%     5.686%       674   $147,395     75.38%   96.91%     97.45%
12.00 - 12.49%                          395    53,913,415      17.92      6.238        661    136,490     78.28    90.41      95.22
12.50 - 12.99%                          776    99,519,169      33.08      6.708        641    128,246     78.70    86.71      93.20
13.00 - 13.49%                          277    31,474,750      10.46      7.192        625    113,627     79.32    85.26      92.53
13.50 - 13.99%                           67     7,570,622       2.52      7.686        607    112,994     80.18    78.35      93.70
14.00 - 14.49%                           61     6,360,798       2.11      8.132        613    104,275     84.74    87.06      89.47
14.50 - 14.99%                           25     2,662,558       0.88      8.704        607    106,502     84.67    77.30      77.78
15.00 - 15.49%                            8       409,047       0.14      9.188        628     51,131     88.00    90.84      47.87
15.50 - 15.99%                            1        71,136       0.02      9.875        602     71,136     80.00     0.00     100.00
N/A                                     472    55,852,313      18.56      6.804        667    118,331     76.99    93.74      94.22
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Aggregate Mortgage Loans


                             Distribution by Margin

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Margin                               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                             3      $453,342       0.15%     6.037%       674   $151,114     75.81%  100.00%    100.00%
5.00 - 5.49%                            999   139,249,349      46.28      6.259        649    139,389     77.38    91.17      93.27
5.50 - 5.99%                            593    73,699,267      24.50      6.809        648    124,282     79.49    84.79      95.31
6.00 - 6.49%                            226    23,730,755       7.89      7.234        644    105,003     79.51    87.29      95.86
6.50 - 6.99%                             65     6,406,722       2.13      8.051        620     98,565     81.29    85.95      94.28
7.00 - 7.49%                             16     1,481,261       0.49      8.867        622     92,579     88.06    91.42      62.49
N/A                                     472    55,852,313      18.56      6.804        667    118,331     76.99    93.74      94.22
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,374  $300,873,008     100.00%     6.622%       651   $126,737     78.13%   89.68%     94.03%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)

 Scheduled Principal Balance:                                       $245,020,695
 Number of Mortgage Loans:                                                 1,902
 Average Scheduled Principal Balance:                                   $128,823
 Weighted Average Gross Coupon:                                           6.581%
 Weighted Average Net Coupon: (2)                                         6.071%
 Weighted Average Current FICO Score:                                        647
 Weighted Average Original LTV Ratio:                                     78.39%
 Weighted Average Combined Original LTV Ratio:                            78.39%
 Weighted Average Stated Remaining Term (months):                            359
 Weighted Average Seasoning(months):                                           1
 Weighted Average Months to Roll: (3)                                         27
 Weighted Average Gross Margin: (3)                                        5.43%
 Weighted Average Initial Rate Cap: (3)                                    3.00%
 Weighted Average Periodic Rate Cap: (3)                                   1.00%
 Weighted Average Gross Maximum Lifetime Rate: (3)                        12.58%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.


                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                          41    $1,750,915       0.71%     7.400%       645    $42,705     77.08%   85.84%     71.11%
$50,001 - $75,000                       201    13,054,951       5.33      6.932        641     64,950     79.60    88.72      93.80
$75,001 - $100,000                      377    33,414,824      13.64      6.692        649     88,633     79.12    85.33      96.52
$100,001 - $125,000                     428    48,013,592      19.60      6.606        648    112,181     79.26    88.05      97.14
$125,001 - $150,000                     455    62,285,392      25.42      6.561        649    136,891     78.98    86.91      97.61
$150,001 - $200,000                     190    31,898,205      13.02      6.558        648    167,885     77.93    89.45      92.36
$200,001 - $250,000                     111    24,795,794      10.12      6.401        645    223,386     75.65    94.80      85.67
$250,001 - $300,000                      58    16,101,913       6.57      6.367        639    277,619     77.55    91.50      89.87
$300,001 - $350,000                      36    11,774,654       4.81      6.488        645    327,074     76.73    94.50      88.96
$350,001 - $400,000                       4     1,450,859       0.59      6.570        663    362,715     77.10    75.33     100.00
$400,001 & Above                          1       479,597       0.20      6.875        686    479,597     80.00   100.00       0.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans


                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                            14    $1,991,399       0.81%     4.949%       707   $142,243     74.22%  100.00%    100.00%
5.00 - 5.49%                             39     5,753,830       2.35      5.284        682    147,534     72.92    97.74     100.00
5.50 - 5.99%                            239    35,293,971      14.40      5.793        671    147,674     75.85    96.60      96.90
6.00 - 6.49%                            395    53,913,415      22.00      6.238        661    136,490     78.28    90.41      95.22
6.50 - 6.99%                            776    99,519,169      40.62      6.708        641    128,246     78.70    86.71      93.20
7.00 - 7.49%                            277    31,474,750      12.85      7.192        625    113,627     79.32    85.26      92.53
7.50 - 7.99%                             67     7,570,622       3.09      7.686        607    112,994     80.18    78.35      93.70
8.00 - 8.49%                             61     6,360,798       2.60      8.132        613    104,275     84.74    87.06      89.47
8.50 - 8.99%                             25     2,662,558       1.09      8.704        607    106,502     84.67    77.30      77.78
9.00% & Above                             9       480,183       0.20      9.290        624     53,354     86.81    77.38      55.59
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                              84   $10,020,540       4.09%     6.145%       765   $119,292     78.22%   82.91%     82.18%
720 - 739                                79     9,286,797       3.79      6.179        728    117,554     78.48    69.52      92.31
700 - 719                               107    12,938,416       5.28      6.226        708    120,920     78.06    70.81      93.51
680 - 699                               150    20,503,165       8.37      6.358        688    136,688     79.06    78.93      84.23
660 - 679                               221    29,403,914      12.00      6.357        669    133,049     78.83    81.08      86.55
640 - 659                               318    43,198,065      17.63      6.458        649    135,843     78.29    85.84      96.00
620 - 639                               353    45,522,110      18.58      6.620        629    128,958     78.18    98.22      97.94
600 - 619                               338    43,713,121      17.84      6.753        609    129,329     77.58    97.60      96.98
580 - 599                               252    30,434,567      12.42      7.235        589    120,772     79.28    95.51      99.25
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1                                     1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                           63    $8,934,275       3.65%     6.318%       643   $141,814     50.37%   95.64%     88.58%
60.01 - 70.00%                           81    13,980,249       5.71      6.310        640    172,596     65.66    89.53      93.46
70.01 - 80.00%                        1,625   205,160,628      83.73      6.537        649    126,253     79.63    87.48      94.89
80.01 - 85.00%                           28     3,596,951       1.47      7.173        613    128,463     84.16   100.00      93.53
85.01 - 90.00%                          105    13,348,593       5.45      7.559        634    127,129     89.76   100.00      84.43
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans


                          Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                           63    $8,934,275       3.65%     6.318%       643   $141,814     50.37%   95.64%     88.58%
60.01 - 70.00%                           81    13,980,249       5.71      6.310        640    172,596     65.66    89.53      93.46
70.01 - 80.00%                        1,625   205,160,628      83.73      6.537        649    126,253     79.63    87.48      94.89
80.01 - 85.00%                           28     3,596,951       1.47      7.173        613    128,463     84.16   100.00      93.53
85.01 - 90.00%                          105    13,348,593       5.45      7.559        634    127,129     89.76   100.00      84.43
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                                  1,672  $217,474,620      88.76%     6.549%       643   $130,069     78.37%  100.00%     94.09%
Stated                                  230    27,546,075      11.24      6.831        677    119,766     78.51     0.00      93.14
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                              Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Purchase                              1,317  $143,836,678      58.70%     6.609%       651   $109,215     79.97%   85.07%     94.40%
Cashout Refi                            512    89,164,106      36.39      6.540        641    174,149     76.09    94.02      92.91
Rate/term Refi                           73    12,019,912       4.91      6.546        642    164,656     76.49    93.88      96.98
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                        1,799  $230,282,559      93.98%     6.562%       645   $128,006     78.45%   88.86%    100.00%
Non Owner                                94    12,928,632       5.28      6.943        678    137,539     77.40    92.10       0.00
Second Home                               9     1,809,504       0.74      6.397        668    201,056     77.65    52.10       0.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                         1,434  $180,113,218      73.51%     6.584%       645   $125,602     78.46%   89.18%     95.92%
PUD                                     252    36,508,583      14.90      6.542        646    144,875     78.35    89.92      91.85
Condo                                   166    20,376,151       8.32      6.525        665    122,748     79.22    86.70      92.68
2-4 Family                               50     8,022,743       3.27      6.841        662    160,455     74.89    79.26      63.58
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans


                             Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
CA                                      141   $30,659,601      12.51%     6.198%       654   $217,444     73.44%   97.06%     84.17%
UT                                      154    19,229,209       7.85      6.428        654    124,865     80.44    89.24      99.09
FL                                      117    16,338,607       6.67      6.770        641    139,646     76.87    87.82      95.24
TX                                      144    14,799,149       6.04      6.714        650    102,772     79.95    79.42      96.26
IL                                      103    12,950,321       5.29      6.756        646    125,731     78.85    76.50      94.47
OR                                       90    12,006,401       4.90      6.419        654    133,404     79.60    90.24      94.12
WA                                       73    10,692,902       4.36      6.428        652    146,478     79.59    90.50      93.21
MI                                       96    10,682,778       4.36      6.763        646    111,279     80.26    88.23      96.78
OH                                      104     9,808,279       4.00      6.640        640     94,310     80.02    86.59      98.71
GA                                       76     8,798,480       3.59      6.532        644    115,769     79.83    96.05      98.90
Other                                   804    99,054,968      40.43      6.670        644    123,203     78.71    88.50      94.28
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
84088                                     8    $1,201,817       0.49%     6.648%       631   $150,227     80.19%  100.00%    100.00%
89030                                     5     1,052,600       0.43      6.870        668    210,520     75.64   100.00      12.92
84118                                     8       898,148       0.37      6.498        660    112,269     78.98    89.68     100.00
84043                                     7       883,606       0.36      6.420        658    126,229     80.00    71.23     100.00
98271                                     4       756,263       0.31      6.244        623    189,066     78.80   100.00     100.00
89129                                     3       755,772       0.31      6.369        645    251,924     80.00    66.69      66.69
84404                                     6       681,964       0.28      7.039        636    113,661     84.91    91.44     100.00
84015                                     6       650,014       0.27      6.373        642    108,336     80.00   100.00     100.00
97301                                     6       647,092       0.26      6.623        652    107,849     79.99    71.34     100.00
92345                                     3       635,558       0.26      6.427        629    211,853     75.94   100.00     100.00
Other                                 1,846   236,857,860      96.67      6.582        647    128,309     78.36    88.73      94.27
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
241 - 360                             1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                    Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 YR ARM                                  6      $762,801       0.31%     6.635%       676   $127,134     80.00%   56.37%    100.00%
2 YR ARM                                838    97,386,153      39.75      6.756        643    116,213     79.38    80.89      93.04
2 YR ARM IO                             505    75,107,755      30.65      6.472        644    148,728     77.57    98.39      93.47
3 YR ARM                                255    30,177,497      12.32      6.601        651    118,343     78.34    77.10      95.76
3 YR ARM IO                             262    37,265,311      15.21      6.332        656    142,234     77.33    99.74      95.93
5 YR ARM                                 36     4,321,177       1.76      6.525        673    120,033     79.32    91.21      93.98
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans


                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
2.00%                                     6      $762,801       0.31%     6.635%       676   $127,134     80.00%   56.37%    100.00%
3.00%                                 1,896   244,257,894      99.69      6.581        647    128,828     78.38    88.86      93.97
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                                 1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset                            Loans       Balance    Balance     Coupon   Current FICLTVlance    Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 12                                    6      $762,801       0.31%     6.635%       676   $127,134     80.00%   56.37%    100.00%
13 - 24                               1,343   172,493,908      70.40      6.633        644    128,439     78.59    88.51      93.23
25 - 36                                 517    67,442,808      27.53      6.452        654    130,450     77.78    89.61      95.85
49 & Above                               36     4,321,177       1.76      6.525        673    120,033     79.32    91.21      93.98
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                     Distribution by Lifetime Maximum Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lifetime Maximum Rate                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
11.99% & Below                          292   $43,039,200      17.57%     5.686%       674   $147,395     75.38%   96.91%     97.45%
12.00 - 12.49%                          395    53,913,415      22.00      6.238        661    136,490     78.28    90.41      95.22
12.50 - 12.99%                          776    99,519,169      40.62      6.708        641    128,246     78.70    86.71      93.20
13.00 - 13.49%                          277    31,474,750      12.85      7.192        625    113,627     79.32    85.26      92.53
13.50 - 13.99%                           67     7,570,622       3.09      7.686        607    112,994     80.18    78.35      93.70
14.00 - 14.49%                           61     6,360,798       2.60      8.132        613    104,275     84.74    87.06      89.47
14.50 - 14.99%                           25     2,662,558       1.09      8.704        607    106,502     84.67    77.30      77.78
15.00 - 15.49%                            8       409,047       0.17      9.188        628     51,131     88.00    90.84      47.87
15.50 - 15.99%                            1        71,136       0.03      9.875        602     71,136     80.00     0.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans


                             Distribution by Margin

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Margin                               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                             3      $453,342       0.19%     6.037%       674   $151,114     75.81%  100.00%    100.00%
5.00 - 5.49%                            999   139,249,349      56.83      6.259        649    139,389     77.38    91.17      93.27
5.50 - 5.99%                            593    73,699,267      30.08      6.809        648    124,282     79.49    84.79      95.31
6.00 - 6.49%                            226    23,730,755       9.69      7.234        644    105,003     79.51    87.29      95.86
6.50 - 6.99%                             65     6,406,722       2.61      8.051        620     98,565     81.29    85.95      94.28
7.00 - 7.49%                             16     1,481,261       0.60      8.867        622     92,579     88.06    91.42      62.49
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,902  $245,020,695     100.00%     6.581%       647   $128,823     78.39%   88.76%     93.98%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans

Selected Mortgage Loan Data(1)

 Scheduled Principal Balance:                                $55,852,313
 Number of Mortgage Loans:                                           472
 Average Scheduled Principal Balance:                           $118,331
 Weighted Average Gross Coupon:                                   6.804%
 Weighted Average Net Coupon: (2)                                 6.294%
 Weighted Average Current FICO Score:                                667
 Weighted Average Original LTV Ratio:                             76.99%
 Weighted Average Combined Original LTV Ratio:                    76.99%
 Weighted Average Stated Remaining Term (months):                    349
 Weighted Average Seasoning(months):                                   1

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.


                   Distribution by Current Principal Balance

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                          36    $1,502,846       2.69%     7.976%       648    $41,746     80.01%   85.69%     63.78%
$50,001 - $75,000                        84     5,335,400       9.55      7.244        656     63,517     78.01    92.62      89.67
$75,001 - $100,000                      105     9,217,303      16.50      7.094        664     87,784     77.16    90.17      95.24
$100,001 - $125,000                      92    10,307,178      18.45      6.938        675    112,035     75.60    84.88      93.61
$125,001 - $150,000                      50     6,915,793      12.38      6.731        665    138,316     78.64    97.98     100.00
$150,001 - $200,000                      57     9,912,444      17.75      6.521        667    173,903     77.26   100.00      98.40
$200,001 - $250,000                      23     5,126,771       9.18      6.449        679    222,903     79.01   100.00      95.71
$250,001 - $300,000                      13     3,597,065       6.44      6.362        660    276,697     72.47    92.19      91.88
$300,001 - $350,000                       9     2,870,405       5.14      6.257        677    318,934     73.75   100.00     100.00
$350,001 - $400,000                       3     1,067,107       1.91      6.917        662    355,702     80.52   100.00      65.82
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  472   $55,852,313     100.00%     6.804%       667   $118,331     76.99%   93.74%     94.22%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                             7    $1,010,348       1.81%     4.969%       729   $144,335     63.55%  100.00%     88.93%
5.00 - 5.49%                             22     3,211,327       5.75      5.328        712    145,969     68.79   100.00     100.00
5.50 - 5.99%                             56     8,355,859      14.96      5.784        704    149,212     74.59   100.00     100.00
6.00 - 6.49%                             54     8,052,929      14.42      6.258        689    149,128     77.60   100.00      95.08
6.50 - 6.99%                            103    13,311,552      23.83      6.753        664    129,238     76.61    97.19      93.62
7.00 - 7.49%                             76     7,995,831      14.32      7.222        644    105,208     77.34    93.84      96.73
7.50 - 7.99%                             77     7,529,958      13.48      7.674        640     97,792     79.37    80.14      91.64
8.00 - 8.49%                             42     3,636,206       6.51      8.205        626     86,576     81.73    77.69      90.61
8.50 - 8.99%                             28     2,431,108       4.35      8.621        628     86,825     85.11    88.79      76.84
9.00% & Above                             7       317,194       0.57      9.288        632     45,313     83.89    84.88      76.46
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  472   $55,852,313     100.00%     6.804%       667   $118,331     76.99%   93.74%     94.22%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans


                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                              54    $6,281,235      11.25%     6.029%       770   $116,319     72.96%   95.01%     93.90%
720 - 739                                24     2,595,630       4.65      6.427        729    108,151     78.61    89.82      98.34
700 - 719                                38     4,565,279       8.17      6.303        708    120,139     76.59    87.98      89.70
680 - 699                                42     6,203,597      11.11      6.383        689    147,705     77.06    91.99      93.98
660 - 679                                68     8,989,692      16.10      6.497        669    132,201     76.83    94.92      91.07
640 - 659                                91    10,821,031      19.37      6.976        648    118,912     78.11    91.98      92.54
620 - 639                                53     6,685,770      11.97      7.390        629    126,147     76.73    98.69      98.46
600 - 619                                51     4,198,126       7.52      7.643        608     82,316     77.74    97.33      99.12
580 - 599                                51     5,511,952       9.87      7.566        589    108,077     78.84    93.73      96.22
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  472   $55,852,313     100.00%     6.804%       667   $118,331     76.99%   93.74%     94.22%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1                                       472   $55,852,313     100.00%     6.804%       667   $118,331     76.99%   93.74%     94.22%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  472   $55,852,313     100.00%     6.804%       667   $118,331     76.99%   93.74%     94.22%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                           31    $3,782,214       6.77%     6.142%       674   $122,007     48.39%   93.87%     93.23%
60.01 - 70.00%                           35     4,913,680       8.80      6.372        679    140,391     66.54    97.50      95.49
70.01 - 80.00%                          331    38,487,200      68.91      6.773        668    116,276     78.83    91.84      94.39
80.01 - 85.00%                           27     3,536,569       6.33      7.037        675    130,984     83.93   100.00      97.51
85.01 - 90.00%                           48     5,132,650       9.19      7.773        642    106,930     89.43   100.00      90.22
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  472   $55,852,313     100.00%     6.804%       667   $118,331     76.99%   93.74%     94.22%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                           31    $3,782,214       6.77%     6.142%       674   $122,007     48.39%   93.87%     93.23%
60.01 - 70.00%                           35     4,913,680       8.80      6.372        679    140,391     66.54    97.50      95.49
70.01 - 80.00%                          331    38,487,200      68.91      6.773        668    116,276     78.83    91.84      94.39
80.01 - 85.00%                           27     3,536,569       6.33      7.037        675    130,984     83.93   100.00      97.51
85.01 - 90.00%                           48     5,132,650       9.19      7.773        642    106,930     89.43   100.00      90.22
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  472   $55,852,313     100.00%     6.804%       667   $118,331     76.99%   93.74%     94.22%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                        Loans     Balance      Balance     Coupon   t FICO      Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                                    435   $52,358,546      93.74%     6.743%       667   $120,364     77.05%  100.00%     94.30%
Stated                                   37     3,493,767       6.26      7.722        675     94,426     76.04     0.00      92.98
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  472   $55,852,313     100.00%     6.804%       667   $118,331     76.99%   93.74%     94.22%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans


                            Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                              Loans     Balance      Balance     Coupon     FICO     Balance       LTV      Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Cashout Refi                            204   $28,313,292      50.69%     6.666%       667   $138,791     75.11%   97.61%     93.36%
Purchase                                214    19,460,919      34.84      7.064        669     90,939     79.44    85.94      93.25
Rate/term Refi                           54     8,078,101      14.46      6.660        663    149,594     77.65    98.97      99.57
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  472   $55,852,313     100.00%     6.804%       667   $118,331     76.99%   93.74%     94.22%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                          434   $52,624,601      94.22%     6.765%       667   $121,255     77.09%   93.83%    100.00%
Non Owner                                31     2,435,504       4.36      7.657        672     78,565     76.04    91.54       0.00
Second Home                               7       792,207       1.42      6.759        692    113,172     73.30    95.08       0.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  472   $55,852,313     100.00%     6.804%       667   $118,331     76.99%   93.74%     94.22%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                           362   $41,167,715      73.71%     6.823%       667   $113,723     77.63%   94.66%     94.26%
PUD                                      75    10,655,995      19.08      6.731        668    142,080     75.32    90.35      97.86
Condo                                    22     2,498,141       4.47      6.790        666    113,552     78.36    93.66     100.00
2-4 Family                               12     1,414,667       2.53      6.823        680    117,889     68.22    92.23      55.09
Manufactured Housing                      1       115,795       0.21      6.625        674    115,795     80.00   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  472   $55,852,313     100.00%     6.804%       667   $118,331     76.99%   93.74%     94.22%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TX                                       76    $6,863,530      12.29%     7.264%       670    $90,310     79.93%   80.46%     94.43%
CA                                       31     6,605,395      11.83      6.168        677    213,077     68.04    98.34      92.81
FL                                       31     4,700,931       8.42      6.717        662    151,643     75.19   100.00      95.61
AZ                                       20     3,395,304       6.08      6.094        675    169,765     76.02   100.00     100.00
IL                                       22     2,643,788       4.73      6.988        642    120,172     77.61   100.00     100.00
OH                                       29     2,509,412       4.49      7.595        664     86,531     80.60    92.39      82.49
TN                                       28     2,436,271       4.36      7.471        649     87,010     78.41    85.23      83.22
GA                                       19     1,966,355       3.52      7.307        640    103,492     76.09    86.12      87.22
NY                                       20     1,960,885       3.51      7.224        657     98,044     82.87    90.39      90.38
OR                                       16     1,852,515       3.32      6.581        688    115,782     76.85   100.00      78.47
Other                                   180    20,917,926      37.45      6.726        671    116,211     78.27    95.07      97.72
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  472   $55,852,313     100.00%     6.804%       667   $118,331     76.99%   93.74%     94.22%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans


                               Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
32712                                     4      $631,463       1.13%     6.895%       647   $157,866     73.33%  100.00%    100.00%
38125                                     3       467,725       0.84      7.520        636    155,908     75.99   100.00      37.52
64064                                     2       444,379       0.80      6.270        672    222,190     82.24   100.00     100.00
94603                                     1       364,693       0.65      6.875        660    364,693     73.00   100.00       0.00
92345                                     2       362,945       0.65      6.355        644    181,472     75.14   100.00     100.00
33594                                     1       351,739       0.63      7.500        629    351,739     80.00   100.00     100.00
92346                                     1       350,675       0.63      6.375        696    350,675     88.86   100.00     100.00
95301                                     1       343,657       0.62      5.999        693    343,657     80.00   100.00     100.00
91761                                     1       334,658       0.60      5.875        684    334,658     76.14   100.00     100.00
32725                                     2       325,678       0.58      6.904        686    162,839     77.43   100.00     100.00
Other                                   454    51,874,700      92.88      6.812        668    114,261     76.92    93.26      95.04
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  472   $55,852,313     100.00%     6.804%       667   $118,331     76.99%   93.74%     94.22%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 180                                  30    $2,856,731       5.11%     6.222%       699    $95,224     71.22%   97.26%     92.91%
181 - 240                                 1       121,766       0.22      6.990        687    121,766     77.71   100.00     100.00
241 - 360                               441    52,873,816      94.67      6.835        665    119,895     77.30    93.54      94.28
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  472   $55,852,313     100.00%     6.804%       667   $118,331     76.99%   93.74%     94.22%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                    Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
15 Yr Fixed                              30    $2,856,731       5.11%     6.222%       699    $95,224     71.22%   97.26%     92.91%
30 Yr Fixed                             441    52,896,082      94.71      6.836        665    119,946     77.29    93.54      94.28
30 YR FIXED IO                            1        99,500       0.18      6.375        747     99,500     79.98   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  472   $55,852,313     100.00%     6.804%       667   $118,331     76.99%   93.74%     94.22%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group II Aggregate Mortgage Loans

Selected Mortgage Loan Data(1)

 Scheduled Principal Balance:                                      $452,494,438
 Number of Mortgage Loans:                                                2,122
 Average Scheduled Principal Balance:                                  $213,240
 Weighted Average Gross Coupon:                                          6.526%
 Weighted Average Net Coupon: (2)                                        6.016%
 Weighted Average Current FICO Score:                                       661
 Weighted Average Original LTV Ratio:                                    79.65%
 Weighted Average Combined Original LTV Ratio:                           79.65%
 Weighted Average Stated Remaining Term (months):                           359
 Weighted Average Seasoning(months):                                          1
 Weighted Average Months to Roll: (3)                                        26
 Weighted Average Gross Margin: (3)                                       5.40%
 Weighted Average Initial Rate Cap: (3)                                   2.99%
 Weighted Average Periodic Rate Cap: (3)                                  1.00%
 Weighted Average Gross Maximum Lifetime Rate: (3)                       12.50%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                          47    $1,870,688       0.41%     7.689%       642    $39,802     77.29%   89.52%     61.47%
$50,001 - $75,000                       143     9,133,964       2.02      7.369        642     63,874     78.71    87.95      89.00
$75,001 - $100,000                      150    13,243,846       2.93      7.301        635     88,292     79.40    85.34      93.61
$100,001 - $125,000                     138    15,454,858       3.42      7.423        624    111,992     81.10    83.26      97.07
$125,001 - $150,000                     102    13,941,122       3.08      7.265        629    136,678     80.48    89.12      96.03
$150,001 - $200,000                     530    92,901,972      20.53      6.608        655    175,287     79.77    84.82      99.12
$200,001 - $250,000                     372    83,252,284      18.40      6.425        663    223,796     80.13    84.43      98.68
$250,001 - $300,000                     206    56,440,133      12.47      6.500        666    273,981     79.98    85.30      98.03
$300,001 - $350,000                     141    45,522,111      10.06      6.249        669    322,852     79.46    87.64      98.60
$350,001 - $400,000                     138    51,620,881      11.41      6.260        672    374,064     78.88    89.13      94.16
$400,001 & Above                        155    69,112,578      15.27      6.298        670    445,888     79.11    85.71      97.53
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group II Aggregate Mortgage Loans


                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                            12    $3,336,382       0.74%     4.933%       694   $278,032     79.43%  100.00%    100.00%
5.00 - 5.49%                             50    13,820,416       3.05      5.308        701    276,408     79.09   100.00     100.00
5.50 - 5.99%                            385   106,719,238      23.58      5.792        688    277,193     79.09    93.03     100.00
6.00 - 6.49%                            400    99,637,345      22.02      6.220        675    249,093     79.30    89.02      99.07
6.50 - 6.99%                            464   110,548,417      24.43      6.709        653    238,251     79.16    80.26      98.66
7.00 - 7.49%                            372    58,673,731      12.97      7.175        629    157,725     80.47    81.03      94.62
7.50 - 7.99%                            375    51,645,976      11.41      7.660        626    137,723     80.96    77.89      90.51
8.00 - 8.49%                             49     6,114,048       1.35      8.152        618    124,776     84.10    83.18      78.44
8.50 - 8.99%                             15     1,998,885       0.44      8.575        600    133,259     87.23    98.31      91.02
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                             144   $33,211,261       7.34%     6.156%       765   $230,634     78.54%   77.51%     97.15%
720 - 739                               110    27,460,445       6.07      6.174        728    249,640     79.87    77.68      97.21
700 - 719                               142    35,069,450       7.75      6.064        709    246,968     79.78    85.24      97.69
680 - 699                               212    52,513,892      11.61      6.190        689    247,707     79.63    77.92      95.81
660 - 679                               286    68,019,904      15.03      6.309        669    237,832     79.70    81.49      96.63
640 - 659                               346    76,158,734      16.83      6.519        649    220,112     79.40    79.54      96.73
620 - 639                               288    58,362,604      12.90      6.701        629    202,648     79.92    97.52      96.80
600 - 619                               291    56,302,495      12.44      6.912        609    193,479     79.53    96.27      99.00
580 - 599                               303    45,395,654      10.03      7.386        589    149,821     80.44    96.18      99.92
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1                                     2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                           34    $6,155,283       1.36%     6.396%       677   $181,038     48.08%   88.26%     93.67%
60.01 - 70.00%                           46    11,198,123       2.47      6.632        643    243,437     67.45    84.29      90.74
70.01 - 80.00%                        1,862   405,753,731      89.67      6.462        663    217,913     79.84    85.15      98.74
80.01 - 85.00%                           45     7,665,758       1.69      7.146        648    170,350     84.37    99.06      89.06
85.01 - 90.00%                          134    21,563,642       4.77      7.483        637    160,923     89.74    95.26      78.64
95.01 - 100.00%                           1       157,902       0.03      8.375        584    157,902    100.00   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group II Aggregate Mortgage Loans


                          Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                           34    $6,155,283       1.36%     6.396%       677   $181,038     48.08%   88.26%     93.67%
60.01 - 70.00%                           46    11,198,123       2.47      6.632        643    243,437     67.45    84.29      90.74
70.01 - 80.00%                        1,862   405,753,731      89.67      6.462        663    217,913     79.84    85.15      98.74
80.01 - 85.00%                           45     7,665,758       1.69      7.146        648    170,350     84.37    99.06      89.06
85.01 - 90.00%                          134    21,563,642       4.77      7.483        637    160,923     89.74    95.26      78.64
95.01 - 100.00%                           1       157,902       0.03      8.375        584    157,902    100.00   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                                   Loans       Balance    Balance     Coupon   Current FICLTVlance    Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                                  1,821  $388,681,911      85.90%     6.477%       657   $213,444     79.71%  100.00%     97.28%
Stated                                  301    63,812,528      14.10      6.823        683    212,002     79.34     0.00      97.82
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                              Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Purchase                              1,792  $381,075,666      84.22%     6.479%       664   $212,654     80.00%   84.91%     97.97%
Cashout Refi                            294    65,472,459      14.47      6.791        644    222,695     78.47    90.98      93.75
Rate/term Refi                           36     5,946,313       1.31      6.610        673    165,175     70.34    93.48      97.48
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                        2,041  $440,531,284      97.36%     6.502%       661   $215,841     79.60%   85.83%    100.00%
Non Owner                                70     9,956,289       2.20      7.418        678    142,233     80.76    89.80       0.00
Second Home                              11     2,006,865       0.44      7.402        652    182,442     85.61    81.40       0.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                         1,434  $290,794,760      64.26%     6.552%       659   $202,786     79.63%   85.69%     97.30%
PUD                                     424    99,390,988      21.97      6.529        654    234,413     79.46    89.77      97.43
Condo                                   183    41,289,857       9.12      6.336        683    225,628     80.05    83.85      98.67
2-4 Family                               81    21,018,834       4.65      6.525        677    259,492     80.13    74.47      95.14
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group II Aggregate Mortgage Loans


                             Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
CA                                      474  $147,813,185      32.67%     6.177%       675   $311,842     78.84%   89.95%     97.75%
FL                                      125    27,098,379       5.99      6.863        652    216,787     79.99    79.13      95.21
NY                                       77    21,395,494       4.73      6.563        679    277,864     80.27    65.59      97.21
IL                                      120    21,363,457       4.72      6.930        662    178,029     80.70    65.77      95.72
WA                                       93    19,644,400       4.34      6.299        653    211,230     79.95    94.06     100.00
OR                                       82    17,180,075       3.80      6.280        662    209,513     79.80    93.23      97.70
MD                                       58    14,727,530       3.25      6.587        655    253,923     79.17    95.44      93.92
NV                                       57    14,042,569       3.10      6.436        655    246,361     79.24    88.80     100.00
MA                                       54    12,922,686       2.86      6.725        681    239,309     79.13    80.47     100.00
TX                                      101    12,906,300       2.85      6.929        642    127,785     79.26    82.45      99.04
Other                                   881   143,400,365      31.69      6.765        647    162,770     80.29    86.57      96.92
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
91335                                     5    $2,207,654       0.49%     6.041%       698   $441,531     81.04%  100.00%    100.00%
92563                                     7     2,035,415       0.45      5.985        694    290,774     80.00    90.58     100.00
92399                                     6     1,919,898       0.42      6.159        651    319,983     80.00   100.00     100.00
92345                                     8     1,886,511       0.42      6.362        651    235,814     80.00    88.35     100.00
92571                                     6     1,829,922       0.40      6.134        676    304,987     80.00    75.98     100.00
93551                                     4     1,745,292       0.39      6.406        635    436,323     80.00    79.18     100.00
90745                                     4     1,639,657       0.36      6.285        679    409,914     81.24   100.00      75.12
92392                                     5     1,520,382       0.34      6.379        656    304,076     80.00    61.41     100.00
92336                                     4     1,486,650       0.33      6.466        664    371,663     80.00   100.00     100.00
92308                                     6     1,417,325       0.31      6.259        671    236,221     80.00    53.70     100.00
Other                                 2,067   434,805,731      96.09      6.538        661    210,356     79.63    85.89      97.34
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 180                                  14    $1,018,469       0.23%     7.139%       644    $72,748     71.74%   94.13%    100.00%
241 - 360                             2,108   451,475,970      99.77      6.525        661    214,173     79.67    85.88      97.35
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                    Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 YR ARM                                  7    $2,148,059       0.47%     6.963%       658   $306,866     83.66%   70.94%     75.58%
15 Yr Fixed                              13       934,530       0.21      7.095        646     71,887     71.00    93.60     100.00
2 YR ARM                                610   111,368,215      24.61      6.843        653    182,571     80.48    63.96      96.35
2 YR ARM IO                             705   179,486,267      39.67      6.329        659    254,590     79.61    98.95      98.56
3 YR ARM                                203    42,380,045       9.37      6.758        662    208,769     80.31    61.63      94.78
3 YR ARM IO                             252    61,240,537      13.53      6.195        667    243,018     79.14    99.67      98.65
30 Yr Fixed                             303    49,661,580      10.98      6.721        676    163,900     77.95    93.85      96.85
5 YR ARM                                 27     5,036,229       1.11      6.388        669    186,527     80.43    71.62      96.23
6 MO ARM                                  1       155,038       0.03      5.750        660    155,038     80.00     0.00     100.00
FIXED 15/30 BLN                           1        83,939       0.02      7.625        626     83,939     80.00   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group II Aggregate Mortgage Loans


                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                                     1      $155,038       0.03%     5.750%       660   $155,038     80.00%    0.00%    100.00%
2.00%                                     7     2,148,059       0.47      6.963        658    306,866     83.66    70.94      75.58
3.00%                                 1,797   399,511,293      88.29      6.498        659    222,321     79.86    85.00      97.53
N/A                                     317    50,680,048      11.20      6.729        675    159,874     77.82    93.86      96.92
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                                 1,805  $401,814,390      88.80%     6.500%       659   $222,612     79.88%   84.89%     97.41%
N/A                                     317    50,680,048      11.20      6.729        675    159,874     77.82    93.86      96.92
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 12                                    8    $2,303,097       0.51%     6.881%       658   $287,887     83.41%   66.16%     77.23%
13 - 24                               1,314   290,670,482      64.24      6.526        657    221,210     79.94    85.54      97.71
25 - 36                                 456   103,804,582      22.94      6.426        665    227,642     79.62    84.14      97.07
49 & Above                               27     5,036,229       1.11      6.388        669    186,527     80.43    71.62      96.23
N/A                                     317    50,680,048      11.20      6.729        675    159,874     77.82    93.86      96.92
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                     Distribution by Lifetime Maximum Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lifetime Maximum Rate                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
11.99% & Below                          406  $115,448,118      25.51%     5.706%       688   $284,355     79.43%   93.74%    100.00%
12.00 - 12.49%                          353    90,613,200      20.03      6.220        671    256,695     79.36    87.92      99.06
12.50 - 12.99%                          367    92,510,048      20.44      6.705        651    252,071     79.57    76.82      98.55
13.00 - 13.49%                          324    52,413,214      11.58      7.173        628    161,769     80.54    79.56      94.15
13.50 - 13.99%                          307    44,171,453       9.76      7.661        620    143,881     81.25    78.55      91.59
14.00 - 14.49%                           39     5,114,834       1.13      8.152        618    131,150     83.92    83.10      74.91
14.50 - 14.99%                            9     1,543,523       0.34      8.554        598    171,503     88.48    97.81      90.95
N/A                                     317    50,680,048      11.20      6.729        675    159,874     77.82    93.86      96.92
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group II Aggregate Mortgage Loans


                             Distribution by Margin

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Margin                               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                             2      $409,786       0.09%     6.294%       646   $204,893     80.00%   62.17%    100.00%
5.00 - 5.49%                            936   247,640,647      54.73      6.118        667    264,573     79.38    87.24      98.63
5.50 - 5.99%                            498    97,950,062      21.65      6.897        648    196,687     80.51    83.91      96.61
6.00 - 6.49%                            282    42,003,614       9.28      7.388        644    148,949     80.84    75.56      94.68
6.50 - 6.99%                             82    12,680,154       2.80      7.814        646    154,636     81.14    76.91      88.57
7.00 - 7.49%                              5     1,130,126       0.25      8.244        626    226,025     86.57   100.00     100.00
N/A                                     317    50,680,048      11.20      6.729        675    159,874     77.82    93.86      96.92
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                2,122  $452,494,438     100.00%     6.526%       661   $213,240     79.65%   85.90%     97.36%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)

 Scheduled Principal Balance:                                   $401,814,390
 Number of Mortgage Loans:                                             1,805
 Average Scheduled Principal Balance:                               $222,612
 Weighted Average Gross Coupon:                                       6.500%
 Weighted Average Net Coupon: (2)                                     5.990%
 Weighted Average Current FICO Score:                                    659
 Weighted Average Original LTV Ratio:                                 79.88%
 Weighted Average Combined Original LTV Ratio:                        79.88%
 Weighted Average Stated Remaining Term (months):                        359
 Weighted Average Seasoning(months):                                       1
 Weighted Average Months to Roll: (3)                                     26
 Weighted Average Gross Margin: (3)                                    5.40%
 Weighted Average Initial Rate Cap: (3)                                2.99%
 Weighted Average Periodic Rate Cap: (3)                               1.00%
 Weighted Average Gross Maximum Lifetime Rate: (3)                    12.50%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                          27    $1,097,562       0.27%     7.737%       633    $40,650     81.69%   82.15%     55.89%
$50,001 - $75,000                        84     5,391,127       1.34      7.482        629     64,180     80.48    85.35      87.20
$75,001 - $100,000                      106     9,414,569       2.34      7.450        625     88,817     80.39    80.44      91.94
$100,001 - $125,000                     115    12,931,446       3.22      7.478        615    112,447     81.29    82.67      98.26
$125,001 - $150,000                      75    10,237,894       2.55      7.424        614    136,505     81.17    89.31      94.60
$150,001 - $200,000                     473    83,076,355      20.68      6.580        654    175,637     79.92    84.25      99.01
$200,001 - $250,000                     339    75,806,152      18.87      6.423        660    223,617     80.14    83.78      98.55
$250,001 - $300,000                     189    51,776,355      12.89      6.498        665    273,949     80.27    84.47      97.85
$300,001 - $350,000                     130    41,966,114      10.44      6.221        668    322,816     79.83    86.59      99.27
$350,001 - $400,000                     122    45,626,187      11.36      6.233        669    373,985     78.80    87.71      94.20
$400,001 & Above                        145    64,490,629      16.05      6.278        670    444,763     79.39    84.68      97.35
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans


                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                            12    $3,336,382       0.83%     4.933%       694   $278,032     79.43%  100.00%    100.00%
5.00 - 5.49%                             45    13,113,849       3.26      5.312        698    291,419     79.78   100.00     100.00
5.50 - 5.99%                            349    98,997,887      24.64      5.785        686    283,662     79.38    92.70     100.00
6.00 - 6.49%                            353    90,613,200      22.55      6.220        671    256,695     79.36    87.92      99.06
6.50 - 6.99%                            367    92,510,048      23.02      6.705        651    252,071     79.57    76.82      98.55
7.00 - 7.49%                            324    52,413,214      13.04      7.173        628    161,769     80.54    79.56      94.15
7.50 - 7.99%                            307    44,171,453      10.99      7.661        620    143,881     81.25    78.55      91.59
8.00 - 8.49%                             39     5,114,834       1.27      8.152        618    131,150     83.92    83.10      74.91
8.50 - 8.99%                              9     1,543,523       0.38      8.554        598    171,503     88.48    97.81      90.95
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                             105   $26,402,991       6.57%     6.129%       764   $251,457     79.68%   73.71%     98.28%
720 - 739                                88    23,142,988       5.76      6.128        729    262,989     80.15    75.15      97.01
700 - 719                               122    31,751,177       7.90      6.030        709    260,256     79.85    83.90      97.45
680 - 699                               178    46,699,172      11.62      6.145        689    262,355     79.64    76.34      96.19
660 - 679                               230    58,212,417      14.49      6.237        669    253,097     79.83    80.43      96.50
640 - 659                               293    66,629,984      16.58      6.494        648    227,406     79.48    76.71      96.51
620 - 639                               257    54,206,390      13.49      6.656        629    210,920     80.05    97.33      96.79
600 - 619                               260    52,589,886      13.09      6.888        609    202,269     79.86    96.01      98.93
580 - 599                               272    42,179,386      10.50      7.374        589    155,071     80.70    96.69     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1                                     1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                           15    $3,622,792       0.90%     6.429%       665   $241,519     49.99%   81.71%     93.38%
60.01 - 70.00%                           27     7,438,664       1.85      6.618        638    275,506     67.61    76.35      86.53
70.01 - 80.00%                        1,624   367,659,875      91.50      6.437        661    226,392     79.87    84.45      98.75
80.01 - 85.00%                           25     4,251,908       1.06      7.351        616    170,076     84.45    98.30      91.28
85.01 - 90.00%                          114    18,841,152       4.69      7.514        633    165,273     89.73    94.58      77.70
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans


                          Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                           15    $3,622,792       0.90%     6.429%       665   $241,519     49.99%   81.71%     93.38%
60.01 - 70.00%                           27     7,438,664       1.85      6.618        638    275,506     67.61    76.35      86.53
70.01 - 80.00%                        1,624   367,659,875      91.50      6.437        661    226,392     79.87    84.45      98.75
80.01 - 85.00%                           25     4,251,908       1.06      7.351        616    170,076     84.45    98.30      91.28
85.01 - 90.00%                          114    18,841,152       4.69      7.514        633    165,273     89.73    94.58      77.70
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                                  1,526  $341,114,375      84.89%     6.448%       655   $223,535     79.98%  100.00%     97.36%
Stated                                  279    60,700,015      15.11      6.792        683    217,563     79.37     0.00      97.71
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                              Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Purchase                              1,599  $351,236,704      87.41%     6.454%       662   $219,660     80.07%   84.35%     98.07%
Cashout Refi                            194    47,686,547      11.87      6.818        636    245,807     79.23    88.64      92.41
Rate/term Refi                           12     2,891,140       0.72      6.825        635    240,928     68.68    88.66     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%

                           Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                        1,740  $391,413,151      97.41%     6.477%       659   $224,950     79.83%   84.85%    100.00%
Non Owner                                55     8,458,072       2.10      7.385        674    153,783     81.17    87.99       0.00
Second Home                              10     1,943,167       0.48      7.415        651    194,317     85.64    80.79       0.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                         1,190  $253,560,944      63.10%     6.521%       657   $213,076     79.85%   84.31%     97.49%
PUD                                     374    89,816,735      22.35      6.510        652    240,152     79.74    89.60      97.24
Condo                                   166    38,537,563       9.59      6.331        681    232,154     80.17    83.91      98.58
2-4 Family                               75    19,899,148       4.95      6.516        678    265,322     80.40    73.04      94.87
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans


                             Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
CA                                      436  $136,821,776      34.05%     6.156%       674   $313,811     79.08%   89.30%     97.97%
FL                                      109    24,139,137       6.01      6.867        650    221,460     80.46    77.53      94.62
NY                                       66    19,556,728       4.87      6.541        678    296,314     80.24    63.28      97.52
IL                                      100    18,954,164       4.72      6.909        663    189,542     81.08    62.19      95.64
WA                                       78    17,157,175       4.27      6.259        652    219,964     80.07    94.08     100.00
OR                                       64    13,627,052       3.39      6.246        654    212,923     80.37    91.47      97.10
MD                                       52    13,279,573       3.30      6.590        651    255,376     79.31    94.94      95.74
NV                                       50    12,365,630       3.08      6.374        654    247,313     79.35    87.28     100.00
MA                                       51    12,106,287       3.01      6.699        686    237,378     79.53    79.15     100.00
MN                                       58    11,082,566       2.76      6.440        666    191,079     80.14    92.19      97.09
Other                                   741   122,724,302      30.54      6.793        641    165,620     80.48    84.95      96.96
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
92563                                     7    $2,035,415       0.51%     5.985%       694   $290,774     80.00%   90.58%    100.00%
92571                                     6     1,829,922       0.46      6.134        676    304,987     80.00    75.98     100.00
91335                                     4     1,749,137       0.44      6.084        690    437,284     80.00   100.00     100.00
93551                                     4     1,745,292       0.43      6.406        635    436,323     80.00    79.18     100.00
92345                                     7     1,719,459       0.43      6.336        644    245,637     80.00    87.21     100.00
92399                                     5     1,629,468       0.41      6.120        638    325,894     80.00   100.00     100.00
92392                                     5     1,520,382       0.38      6.379        656    304,076     80.00    61.41     100.00
92336                                     4     1,486,650       0.37      6.466        664    371,663     80.00   100.00     100.00
92308                                     6     1,417,325       0.35      6.259        671    236,221     80.00    53.70     100.00
97045                                     6     1,339,740       0.33      6.186        652    223,290     79.99    81.86     100.00
Other                                 1,751   385,341,600      95.90      6.512        659    220,069     79.88    84.95      97.30
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
241 - 360                             1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                    Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 YR ARM                                  7    $2,148,059       0.53%     6.963%       658   $306,866     83.66%   70.94%     75.58%
2 YR ARM                                610   111,368,215      27.72      6.843        653    182,571     80.48    63.96      96.35
2 YR ARM IO                             705   179,486,267      44.67      6.329        659    254,590     79.61    98.95      98.56
3 YR ARM                                203    42,380,045      10.55      6.758        662    208,769     80.31    61.63      94.78
3 YR ARM IO                             252    61,240,537      15.24      6.195        667    243,018     79.14    99.67      98.65
5 YR ARM                                 27     5,036,229       1.25      6.388        669    186,527     80.43    71.62      96.23
6 MO ARM                                  1       155,038       0.04      5.750        660    155,038     80.00     0.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans


                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                                     1      $155,038       0.04%     5.750%       660   $155,038     80.00%    0.00%    100.00%
2.00%                                     7     2,148,059       0.53      6.963        658    306,866     83.66    70.94      75.58
3.00%                                 1,797   399,511,293      99.43      6.498        659    222,321     79.86    85.00      97.53
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                                 1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 12                                    8    $2,303,097       0.57%     6.881%       658   $287,887     83.41%   66.16%     77.23%
13 - 24                               1,314   290,670,482      72.34      6.526        657    221,210     79.94    85.54      97.71
25 - 36                                 456   103,804,582      25.83      6.426        665    227,642     79.62    84.14      97.07
49 & Above                               27     5,036,229       1.25      6.388        669    186,527     80.43    71.62      96.23
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                     Distribution by Lifetime Maximum Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lifetime Maximum Rate                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
11.99% & Below                          406  $115,448,118      28.73%     5.706%       688   $284,355     79.43%   93.74%    100.00%
12.00 - 12.49%                          353    90,613,200      22.55      6.220        671    256,695     79.36    87.92      99.06
12.50 - 12.99%                          367    92,510,048      23.02      6.705        651    252,071     79.57    76.82      98.55
13.00 - 13.49%                          324    52,413,214      13.04      7.173        628    161,769     80.54    79.56      94.15
13.50 - 13.99%                          307    44,171,453      10.99      7.661        620    143,881     81.25    78.55      91.59
14.00 - 14.49%                           39     5,114,834       1.27      8.152        618    131,150     83.92    83.10      74.91
14.50 - 14.99%                            9     1,543,523       0.38      8.554        598    171,503     88.48    97.81      90.95
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Margin                               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                             2      $409,786       0.10%     6.294%       646   $204,893     80.00%   62.17%    100.00%
5.00 - 5.49%                            936   247,640,647      61.63      6.118        667    264,573     79.38    87.24      98.63
5.50 - 5.99%                            498    97,950,062      24.38      6.897        648    196,687     80.51    83.91      96.61
6.00 - 6.49%                            282    42,003,614      10.45      7.388        644    148,949     80.84    75.56      94.68
6.50 - 6.99%                             82    12,680,154       3.16      7.814        646    154,636     81.14    76.91      88.57
7.00 - 7.49%                              5     1,130,126       0.28      8.244        626    226,025     86.57   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                1,805  $401,814,390     100.00%     6.500%       659   $222,612     79.88%   84.89%     97.41%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans

Selected Mortgage Loan Data(1)

 Scheduled Principal Balance:                                   $50,680,048
 Number of Mortgage Loans:                                              317
 Average Scheduled Principal Balance:                              $159,874
 Weighted Average Gross Coupon:                                      6.729%
 Weighted Average Net Coupon: (2)                                    6.219%
 Weighted Average Current FICO Score:                                   675
 Weighted Average Original LTV Ratio:                                77.82%
 Weighted Average Combined Original LTV Ratio:                       77.82%
 Weighted Average Stated Remaining Term (months):                       355
 Weighted Average Seasoning(months):                                      1

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.


                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                          20      $773,126       1.53%     7.621%       654    $38,656     71.04%  100.00%     69.39%
$50,001 - $75,000                        59     3,742,837       7.39      7.207        661     63,438     76.17    91.70      91.60
$75,001 - $100,000                       44     3,829,277       7.56      6.935        660     87,029     76.97    97.39      97.70
$100,001 - $125,000                      23     2,523,412       4.98      7.140        671    109,714     80.10    86.27      90.95
$125,001 - $150,000                      27     3,703,228       7.31      6.826        671    137,157     78.58    88.62     100.00
$150,001 - $200,000                      57     9,825,617      19.39      6.849        668    172,379     78.50    89.67     100.00
$200,001 - $250,000                      33     7,446,132      14.69      6.454        684    225,640     79.96    91.09     100.00
$250,001 - $300,000                      17     4,663,778       9.20      6.517        675    274,340     76.80    94.53     100.00
$300,001 - $350,000                      11     3,555,997       7.02      6.573        681    323,272     75.08   100.00      90.73
$350,001 - $400,000                      16     5,994,695      11.83      6.468        700    374,668     79.50   100.00      93.92
$400,001 & Above                         10     4,621,949       9.12      6.580        675    462,195     75.23   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  317   $50,680,048     100.00%     6.729%       675   $159,874     77.82%   93.86%     96.92%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
5.00 - 5.49%                              5      $706,568       1.39%     5.226%       762   $141,314     66.18%  100.00%    100.00%
5.50 - 5.99%                             36     7,721,350      15.24      5.888        709    214,482     75.41    97.25     100.00
6.00 - 6.49%                             47     9,024,145      17.81      6.226        710    192,003     78.68   100.00      99.17
6.50 - 6.99%                             97    18,038,369      35.59      6.729        665    185,963     77.06    97.91      99.23
7.00 - 7.49%                             48     6,260,517      12.35      7.190        640    130,427     79.81    93.38      98.60
7.50 - 7.99%                             68     7,474,523      14.75      7.654        658    109,919     79.27    73.99      84.14
8.00 - 8.49%                             10       999,214       1.97      8.148        613     99,921     84.99    83.61      96.50
8.50 - 8.99%                              6       455,362       0.90      8.646        605     75,894     82.98   100.00      91.27
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  317   $50,680,048     100.00%     6.729%       675   $159,874     77.82%   93.86%     96.92%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans


                          Distribution by Credit Score

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                              39    $6,808,270      13.43%     6.261%       767   $174,571     74.15%   92.24%     92.78%
720 - 739                                22     4,317,457       8.52      6.424        726    196,248     78.37    91.24      98.26
700 - 719                                20     3,318,273       6.55      6.393        709    165,914     79.05    98.07     100.00
680 - 699                                34     5,814,720      11.47      6.552        688    171,021     79.55    90.60      92.82
660 - 679                                56     9,807,487      19.35      6.736        668    175,134     78.93    87.79      97.42
640 - 659                                53     9,528,750      18.80      6.695        651    179,788     78.81    99.37      98.28
620 - 639                                31     4,156,214       8.20      7.290        630    134,071     78.15   100.00      96.95
600 - 619                                31     3,712,609       7.33      7.247        609    119,762     74.90   100.00     100.00
580 - 599                                31     3,216,268       6.35      7.552        589    103,751     77.12    89.49      98.91
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  317   $50,680,048     100.00%     6.729%       675   $159,874     77.82%   93.86%     96.92%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1                                       317   $50,680,048     100.00%     6.729%       675   $159,874     77.82%   93.86%     96.92%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  317   $50,680,048     100.00%     6.729%       675   $159,874     77.82%   93.86%     96.92%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                           19    $2,532,490       5.00%     6.349%       694   $133,289     45.34%   97.64%     94.09%
60.01 - 70.00%                           19     3,759,459       7.42      6.660        655    197,866     67.14   100.00      99.07
70.01 - 80.00%                          238    38,093,856      75.17      6.701        677    160,058     79.51    91.99      98.67
80.01 - 85.00%                           20     3,413,851       6.74      6.891        688    170,693     84.26   100.00      86.29
85.01 - 90.00%                           20     2,722,490       5.37      7.267        659    136,125     89.86   100.00      85.15
95.01 - 100.00%                           1       157,902       0.31      8.375        584    157,902    100.00   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  317   $50,680,048     100.00%     6.729%       675   $159,874     77.82%   93.86%     96.92%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                           19    $2,532,490       5.00%     6.349%       694   $133,289     45.34%   97.64%     94.09%
60.01 - 70.00%                           19     3,759,459       7.42      6.660        655    197,866     67.14   100.00      99.07
70.01 - 80.00%                          238    38,093,856      75.17      6.701        677    160,058     79.51    91.99      98.67
80.01 - 85.00%                           20     3,413,851       6.74      6.891        688    170,693     84.26   100.00      86.29
85.01 - 90.00%                           20     2,722,490       5.37      7.267        659    136,125     89.86   100.00      85.15
95.01 - 100.00%                           1       157,902       0.31      8.375        584    157,902    100.00   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  317   $50,680,048     100.00%     6.729%       675   $159,874     77.82%   93.86%     96.92%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                                    295   $47,567,536      93.86%     6.682%       675   $161,246     77.77%  100.00%     96.72%
Stated                                   22     3,112,513       6.14      7.439        686    141,478     78.68     0.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  317   $50,680,048     100.00%     6.729%       675   $159,874     77.82%   93.86%     96.92%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans


                            Distribution by Purpose

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                              Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Purchase                                193   $29,838,962      58.88%     6.768%       679   $154,606     79.26%   91.41%     96.84%
Cashout Refi                            100    17,785,913      35.09      6.720        665    177,859     76.42    97.25      97.37
Rate/term Refi                           24     3,055,174       6.03      6.406        708    127,299     71.91    98.04      95.10
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  317   $50,680,048     100.00%     6.729%       675   $159,874     77.82%   93.86%     96.92%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                            Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                          301   $49,118,133      96.92%     6.702%       675   $163,183     77.79%   93.66%    100.00%
Non Owner                                15     1,498,218       2.96      7.602        705     99,881     78.43   100.00       0.00
Second Home                               1        63,698       0.13      6.999        679     63,698     84.48   100.00       0.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  317   $50,680,048     100.00%     6.729%       675   $159,874     77.82%   93.86%     96.92%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                           244   $37,233,816      73.47%     6.758%       673   $152,598     78.09%   95.12%     96.01%
PUD                                      50     9,574,253      18.89      6.715        678    191,485     76.88    91.34      99.22
Condo                                    17     2,752,293       5.43      6.404        704    161,900     78.46    83.01     100.00
2-4 Family                                6     1,119,687       2.21      6.684        665    186,614     75.19   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  317   $50,680,048     100.00%     6.729%       675   $159,874     77.82%   93.86%     96.92%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by State

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                                Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
CA                                       38   $10,991,409      21.69%     6.433%       693   $289,248     75.96%   98.01%     94.94%
TX                                       36     3,947,744       7.79      7.005        668    109,660     76.90    81.77      98.10
OR                                       18     3,553,023       7.01      6.413        694    197,390     77.61   100.00     100.00
FL                                       16     2,959,241       5.84      6.831        670    184,953     76.15    92.17     100.00
WA                                       15     2,487,225       4.91      6.574        660    165,815     79.14    93.90     100.00
IL                                       20     2,409,293       4.75      7.102        654    120,465     77.74    93.93      96.35
GA                                       16     2,011,964       3.97      7.486        657    125,748     79.56    69.85     100.00
TN                                       17     1,980,668       3.91      7.073        649    116,510     83.98   100.00     100.00
AZ                                        7     1,857,925       3.67      6.537        678    265,418     79.22   100.00     100.00
NY                                       11     1,838,766       3.63      6.795        681    167,161     80.52    90.22      93.94
Other                                   123    16,642,791      32.84      6.759        673    135,307     78.03    94.85      95.61
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  317   $50,680,048     100.00%     6.729%       675   $159,874     77.82%   93.86%     96.92%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans


                               Distribution by Zip

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
85207                                     2      $656,036       1.29%     6.793%       664   $328,018     83.14%  100.00%    100.00%
34786                                     1       499,610       0.99      7.250        611    499,610     80.00   100.00     100.00
37064                                     1       494,553       0.98      6.500        682    494,553     90.00   100.00     100.00
95017                                     1       489,588       0.97      6.875        621    489,588     70.00   100.00     100.00
91355                                     1       469,575       0.93      6.500        677    469,575     68.41   100.00     100.00
11963                                     1       467,128       0.92      6.625        700    467,128     80.00   100.00     100.00
91335                                     1       458,517       0.90      5.875        726    458,517     85.00   100.00     100.00
90275                                     1       449,541       0.89      5.875        754    449,541     50.00   100.00     100.00
83333                                     1       444,551       0.88      6.500        669    444,551     63.12   100.00     100.00
90745                                     1       407,657       0.80      6.875        652    407,657     85.00   100.00     100.00
Other                                   306    45,843,292      90.46      6.744        676    149,815     78.03    93.21      96.59
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  317   $50,680,048     100.00%     6.729%       675   $159,874     77.82%   93.86%     96.92%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 180                                  14    $1,018,469       2.01%     7.139%       644    $72,748     71.74%   94.13%    100.00%
241 - 360                               303    49,661,580      97.99      6.721        676    163,900     77.95    93.85      96.85
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                                  317   $50,680,048     100.00%     6.729%       675   $159,874     77.82%   93.86%     96.92%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                            Pct. Of    Weighted   Weighted               Avg.
                                     Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                       of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type                    Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
15 Yr Fixed                              13      $934,530       1.84%     7.095%       646    $71,887     71.00%   93.60%    100.00%
30 Yr Fixed                             303    49,661,580      97.99      6.721        676    163,900     77.95    93.85      96.85
FIXED 15/30 BLN                           1        83,939       0.17      7.625        626     83,939     80.00   100.00     100.00
Total:                                  317   $50,680,048     100.00%     6.729%       675   $159,874     77.82%   93.86%     96.92%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.